UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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United Parcel Service, Inc.
(Name of Registrant as Specified In Its Charter)

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Notice of 2013 Annual
Meeting of Shareowners
and Proxy Statement

55 Glenlake Parkway, N.E., Atlanta, Georgia 30328

Notice of Annual Meeting of Shareowners

May 2, 2013

To our Shareowners:

        United Parcel Service, Inc.'s annual meeting of shareowners will be held at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware 19801, on Thursday, May 2, 2013, at 8:00 a.m. The purposes of the meeting are:

        1.     To elect 12 directors nominated by the board of directors and named in the proxy statement to serve until our 2014 annual meeting of shareowners and until their respective successors are elected and qualified;

        2.     To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2013;

        3.     To vote on two shareowner proposals described in the proxy statement, if properly presented at the meeting; and

        4.     To transact any other business as may properly come before the meeting.

        Our board of directors has fixed the close of business on March 15, 2013 as the record date for determining holders of our common stock entitled to notice of, and to vote at, the annual meeting.

Teri P. McClure Secretary

Atlanta, Georgia
March 18, 2013

        Your vote is important. Please vote as soon as possible by using the Internet or by telephone or, if you received a paper copy of the proxy card by mail, by signing and returning the proxy card. Instructions for your voting options are described on the Notice of Internet Availability of Proxy Materials or proxy card.

Important Notice Regarding the Availability of Proxy Materials for the Shareowner Meeting to be Held on
May 2, 2013: The proxy statement and annual report are available at www.proxyvote.com.

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2013 PROXY STATEMENT SUMMARY

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UNITED PARCEL SERVICE, INC.

55 Glenlake Parkway, N.E., Atlanta, Georgia 30328

        This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting.

UPS 2013 Annual Meeting Information

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  Date and Time:  May 2, 2013, at 8:00 a.m. Eastern Time.

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  Place:  Hotel du Pont, 11th and Market Streets, Wilmington, Delaware 19801.

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  Record Date:  March 15, 2013.

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  Voting:  Holders of class A common stock are entitled to ten votes per share; holders of class B common stock are entitled to one vote per share.

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  Admission:  To attend the meeting in person you will need proof of your share ownership as of the record date and a form of government-issued photo identification.

Items of Business

		Board Vote Recommendation	Page Reference (for more information)
Management Proposals:
1.	Elect 12 directors named in this proxy statement	FOR ALL	64
2.	Ratify the appointment of our independent registered public accounting firm	FOR	65
Shareowner Proposals:
3.	Vote on a shareowner proposal on lobbying disclosure	AGAINST	66
4.	Vote on a shareowner proposal to reduce the voting power of class A stock from 10 votes per share to one vote per share	AGAINST	69

UPS   |   Notice of Annual Meeting of Shareowners  and 2013 Proxy Statement   |   1

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2013 PROXY STATEMENT SUMMARY (CONTINUED)

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Director Nominees

        The board of directors of United Parcel Service, Inc. ("we," "our," "us," the "Company," or "UPS") is asking you to elect the 12 nominees for director. The table below provides summary information about the 12 director nominees. A nominee will only be elected if the number of votes for the nominee's election is greater than the number of votes cast against that nominee. For more information about the nominees, including information about the qualifications, attributes and skills of the nominees, see page 10.

Name	Age	Director Since	Occupation	Board Committees*	Inde- pendent
F. Duane Ackerman	70	2007	Former Chairman and Chief Executive Officer, BellSouth Corporation	NGC (Chair); CC; EC	Yes
Michael J. Burns	61	2005	Former Chairman, Chief Executive Officer and President, Dana Corporation	AC	Yes
D. Scott Davis	61	2006	Chairman and Chief Executive Officer, United Parcel Service, Inc.	EC	No
Stuart E. Eizenstat	70	2005	Partner, Covington & Burling LLP	CC; NGC	Yes
Michael L. Eskew	63	1998	Former United Parcel Service, Inc. Chairman and Chief Executive Officer	EC	No
William R. Johnson	64	2009	Chairman, President and Chief Executive Officer, H.J. Heinz Company	NGC	Yes
Candace Kendle	65	2011	Co-founder and Former Chairman and Chief Executive Officer, Kendle International Inc.	AC	Yes
Ann M. Livermore	54	1997	Director and Former Executive Vice President, Hewlett-Packard Company	CC	Yes
Rudy H.P. Markham	67	2007	Former Financial Director, Unilever PLC and Unilever NV	AC	Yes
Clark T. Randt, Jr.	67	2010	President of Randt & Co. LLC. and Former U.S. Ambassador to the People's Republic of China	NGC	Yes
Carol B. Tomé	56	2003	Chief Financial Officer and Executive Vice President — Corporate Services, The Home Depot, Inc.	AC (Chair)	Yes
Kevin M. Warsh	42	2012	Distinguished Visiting Fellow, Hoover Institution, Stanford University and Former Member of the Board of Governors of the Federal Reserve System	AC	Yes
*
Audit Committee = AC; Compensation Committee = CC; Nominating and Corporate Governance Committee = NGC; Executive Committee = EC

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2013 PROXY STATEMENT SUMMARY (CONTINUED)

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Ratification of the Appointment of the Independent Registered Public Accounting Firm

        The board is asking you to ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013. Set forth below is summary information with respect to the fees billed for services provided to us during the fiscal years ended December 31, 2012 and 2011. For more information, see page 62.

	2012	2011
Fees Billed:
Audit Fees	$12,426,000	$11,926,000
Audit-Related Fees	970,000	871,000
Tax Fees	1,017,000	1,406,000
Total	$14,413,000	$14,203,000

Vote on Two Shareowner Proposals

        The board is asking you to vote against two shareowner proposals. For more information about the proposals, see pages 66 to 70.

2012 Key Compensation Decisions

        Our Named Executive Officers are compensated in a manner consistent with our strategy, competitive practice, sound compensation governance principles and shareowner interests.

        Key compensation decisions for the Named Executive Officers for 2012 include the following:

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  Nearly all elements of incentive compensation are performance-based.

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  Base salaries of the NEOs were increased by an average of 3.3%; the base salary of the CEO was increased by 2.5%.

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  2012 annual incentive awards for the NEOs under the Management Incentive Program ("MIP") were earned at 70% of target. 2012 MIP ownership incentive awards equal to one month's salary were earned by the NEOs.

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  2012 Long-Term Incentive Performance ("LTIP") award tranches were earned at 70% of target based on revenue growth and operating return on invested capital, and the 2012 earnings measurement tranche for the 2010 LTIP was earned at target based on earnings per share achievement.

For more information, see page 34.

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2013 PROXY STATEMENT SUMMARY (CONTINUED)

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2012 Compensation Summary

        The following table summarizes the compensation of our Chief Executive Officer, Chief Financial Officer and our next three most highly compensated executive officers, to whom we refer collectively as the Named Executive Officers for fiscal year 2012. For more information, see page 48.

Name	Salary($)	Stock Awards($)	Option Awards($)	Non-Equity Incentive Plan Compen- sation($)	Change in Pension Value($)	All Other Compen- sation($)	Total($)
D. Scott Davis	1,049,703	8,714,617	463,675	426,034	1,453,028	40,292	12,147,349
David P. Abney	485,517	3,405,622	142,980	158,132	1,123,038	17,383	5,332,672
Kurt P. Kuehn	452,502	1,759,853	130,852	145,017	908,556	28,612	3,425,392
David A. Barnes	436,866	1,468,744	127,255	140,909	937,023	15,732	3,126,529
John J. McDevitt	440,898	1,518,495	129,841	143,599	327,698	18,164	2,578,695

2014 Annual Meeting

        Shareowner proposals submitted pursuant to SEC Rule 14a-8 for inclusion in the proxy statement for our annual meeting of shareowners expected to be held in May 2014 must be received by us by close of business on November 18, 2013. For more information, see page 71.

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PROXY STATEMENT FOR THE 2013 ANNUAL MEETING
OF SHAREOWNERS

GENERAL INFORMATION ABOUT THE 2013 ANNUAL MEETING

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        This proxy statement and proxy card are furnished in connection with the solicitation of proxies to be voted at our annual meeting of shareowners, which will be held at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware 19801, on May 2, 2013, at 8:00 a.m. On March 18, 2013, we began mailing to shareowners of record either a Notice of Internet Availability of Proxy Materials ("Notice") or this proxy statement and proxy card.

Why am I receiving this proxy statement and proxy card?

        You have received these proxy materials because our board of directors is soliciting your proxy to vote your shares at the annual meeting. This proxy statement describes issues on which we would like you to vote at our annual meeting of shareowners. It also gives you information on these issues so that you can make an informed decision.

        Our board of directors has made this proxy statement and proxy card available to you on the Internet because you own shares of United Parcel Service, Inc. common stock, in addition to delivering printed versions of this proxy statement and proxy card to certain shareowners by mail.

        When you vote by using the Internet, by telephone or (if you received your proxy card by mail) by signing and returning the proxy card, you appoint D. Scott Davis and Teri P. McClure (with full power of substitution) as your representatives at the annual meeting. They will vote your shares at the annual meeting as you have instructed them or, if an issue that is not on the proxy card comes up for vote, in accordance with their best judgment. This way, your shares will be voted whether or not you attend the annual meeting. Even if you plan to attend the annual meeting, we encourage you to vote in advance by using the Internet, by telephone or (if you received your proxy card by mail) by signing and returning your proxy card. If you vote by Internet or telephone, you do not need to return your proxy card.

Why did I receive a Notice of Internet Availability of Proxy Materials in the mail instead of a printed set of proxy materials?

        Pursuant to rules adopted by the Securities and Exchange Commission, we are permitted to furnish our proxy materials over the Internet to our shareowners by delivering a Notice in the mail. We are sending the Notice to certain record shareowners. If you received a Notice by mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice instructs you on how to access and review the proxy statement and annual report over the Internet at www.proxyvote.com. The Notice also instructs you on how you may submit your proxy over the Internet. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting these materials contained in the Notice.

        Shareowners who receive a printed set of proxy materials will not receive the Notice, but may still access our proxy materials and submit their proxies over the Internet at www.proxyvote.com.

Who is entitled to vote?

        Holders of our class A common stock and our class B common stock at the close of business on March 15, 2013 are entitled to vote. March 15, 2013 is referred to as the record date.

        In accordance with Delaware law, a list of shareowners entitled to vote at the meeting will be available in electronic form at the place of the annual meeting on May 2, 2013 and will be accessible in electronic form for ten days prior to the meeting at our principal place of business, 55 Glenlake Parkway, N.E., Atlanta, Georgia 30328,

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GENERAL INFORMATION ABOUT THE 2013 ANNUAL MEETING (CONTINUED)

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and at the offices of Morris, Nichols, Arsht & Tunnell, 1201 North Market Street, Wilmington, Delaware 19899, between the hours of 9:00 a.m. and 5:00 p.m.

To how many votes is each share of common stock entitled?

        Holders of class A common stock are entitled to ten votes per share. Holders of class B common stock are entitled to one vote per share. On March 8, 2013, there were 220,372,973 shares of our class A common stock and 725,631,627 shares of our class B common stock outstanding and entitled to vote.

        The voting rights of any shareowner or shareowners as a group, other than any of our employee benefit plans, who beneficially own shares representing more than 25% of our voting power are limited so that the shareowner or group may cast only one one-hundredth of a vote with respect to each vote in excess of 25% of the outstanding voting power.

How do I vote?

        Shareowners of record may vote by using the Internet, by telephone or (if you received a proxy card by mail) by mail as described below. Shareowners also may attend the meeting and vote in person. If you hold class B shares through a bank or broker, please refer to your proxy card, Notice or other information forwarded by your bank or broker to see which voting options are available to you.

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  You may vote by using the Internet.    The address of the website for Internet voting is www.proxyvote.com. Internet voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on May 1, 2013. Easy-to-follow instructions allow you to vote your shares and confirm that your instructions have been properly recorded.

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  You may vote by telephone.    The toll-free telephone number is noted on your proxy card. Telephone voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on May 1, 2013. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded.

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  You may vote by mail.    If you received a proxy card by mail and choose to vote by mail, simply mark your proxy card, date and sign it, and return it in the postage-paid envelope.

        The method you use to vote will not limit your right to vote at the annual meeting if you decide to attend in person. Written ballots will be passed out to anyone who wants to vote at the annual meeting. If you hold your shares in "street name," you must obtain a proxy, executed in your favor, from the holder of record to be able to vote in person at the annual meeting.

What if I change my mind after I return my proxy?

        Shareowners of record may revoke their proxy and change their vote at any time before the polls close at the annual meeting by:

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  submitting a subsequent proxy by using the Internet, by telephone or by mail with a later date;

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  sending written notice of revocation to our Corporate Secretary at 55 Glenlake Parkway, N.E., Atlanta, Georgia 30328; or

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  voting in person at the annual meeting.

        If you hold class B shares through a bank or broker, please refer to your proxy card, Notice or other information forwarded by your bank or broker to see how you can revoke your proxy and change your vote.

        Attendance at the meeting will not by itself revoke a proxy.

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GENERAL INFORMATION ABOUT THE 2013 ANNUAL MEETING (CONTINUED)

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How many votes do you need to hold the annual meeting?

        The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast at the annual meeting will constitute a quorum. If a quorum is present, we can hold the annual meeting and conduct business.

On what items am I voting?

        You are being asked to vote on four items:

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  the election of 12 directors nominated by the board of directors and named in the proxy statement to serve until our 2014 annual meeting of shareowners and until their successors are elected and qualified;

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  the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2013; and

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  two shareowner proposals.

        No cumulative voting rights are authorized, and dissenters' rights are not applicable to these matters.

How does the board of directors recommend that I vote?

        The board recommends that you vote as follows:

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  FOR all 12 director nominees;

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  FOR the ratification of the appointment of our independent registered public accounting firm; and

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  AGAINST the two shareowner proposals.

How may I vote in the election of directors, and what is the voting standard?

        With respect to the election of directors, you may:

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  vote FOR the 12 nominees for director;

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  vote AGAINST the 12 nominees for director;

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  vote FOR certain of the nominees for director and AGAINST certain of the nominees for director; or

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  ABSTAIN from voting on one or more of the nominees for director.

        The UPS Amended and Restated Bylaws (the "Bylaws") provide for majority voting in uncontested director elections.

        The board recommends that you vote FOR the 12 nominees for director.

What happens if a nominee is unable to stand for election?

        If a nominee is unable to stand for election, the board may either:

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  reduce the number of directors that serve on the board; or

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  designate a substitute nominee.

        If the board designates a substitute nominee, shares represented by proxies voted for the nominee who is unable to stand for election will be voted for the substitute nominee.

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GENERAL INFORMATION ABOUT THE 2013 ANNUAL MEETING (CONTINUED)

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How may I vote for the proposal to ratify the appointment of our independent registered public accounting firm?

        With respect to this proposal, you may:

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  vote FOR the ratification of the accounting firm;

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  vote AGAINST the ratification of the accounting firm; or

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  ABSTAIN from voting on the proposal.

        The board recommends that you vote FOR the ratification of the appointment of our independent registered public accounting firm.

How may I vote for the shareowner proposals?

        With respect to each shareowner proposal, you may:

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  vote FOR the proposal;

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  vote AGAINST the proposal; or

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  ABSTAIN from voting on the proposal.

        The board recommends that you vote AGAINST each of the shareowner proposals.

Will my shares be voted if I do not vote by using the Internet, by telephone or by signing and returning my proxy card?

        If you own class A shares and you do not vote by using the Internet, by telephone or (if you received a proxy card by mail) by signing and returning your proxy card, then your class A shares will not be voted and will not count in deciding the matters presented for shareowner consideration at the annual meeting. If your class A shares are held pursuant to The UPS Stock Fund in the UPS 401(k) Savings Plan and you do not vote by using the Internet, by telephone or by signing and returning your proxy card, the trustee will vote your shares for each proposal in the same proportion as the shares held pursuant to that plan for which voting instructions were received.

        If your class B shares are held in street name through a bank or broker, your bank or broker may vote your class B shares under certain limited circumstances if you do not provide voting instructions before the annual meeting, in accordance with NYSE rules that govern the banks and brokers. These circumstances include voting your shares on "routine matters," such as the ratification of the appointment of our independent registered public accountants described in this proxy statement. With respect to this proposal, therefore, if you do not vote your shares, your bank or broker may vote your shares on your behalf or leave your shares unvoted.

        The remaining proposals are not considered routine matters under NYSE rules relating to voting by banks and brokers. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. This approach to uninstructed shares is called a "broker non-vote." Broker non-votes that are represented at the annual meeting will be counted for purposes of establishing a quorum, but not for determining the number of shares voted for or against the non-routine matter.

        We encourage you to provide instructions to your bank or brokerage firm by voting your proxy. This action ensures your shares will be voted at the meeting in accordance with your wishes.

What is the vote required for each proposal to pass, and what is the effect of abstentions and uninstructed shares on the proposals?

        For the election of directors, a nominee will only be elected if the number of votes cast for the nominee's election is greater than the number of votes cast against that nominee. Abstentions are

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GENERAL INFORMATION ABOUT THE 2013 ANNUAL MEETING (CONTINUED)

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not considered votes cast for or against the nominee under a majority voting standard. For each other proposal to pass, in accordance with our Bylaws, the proposal must receive the affirmative vote of a majority of the voting power of the shares present in person or by proxy at the annual meeting and entitled to vote. The following table summarizes the board's recommendation on each proposal, the vote required for each proposal to pass and the effect of abstentions and uninstructed shares on each proposal.

Proposal Number	Item	Board Voting Recommendation	Votes Required for Approval	Abstentions	Uninstructed shares
1	Election of directors	FOR	Majority of votes cast	No effect	No effect
2	Ratification of independent registered public accounting firm	FOR	Majority of the voting power of the shares present in person or by proxy and entitled to vote	Count as votes against	Discretionary voting by broker permitted
3 - 4	Shareowner proposals	AGAINST	Majority of the voting power of the shares present in person or by proxy and entitled to vote	Count as votes against	No effect

What happens if I sign and return my proxy card but do not provide voting instructions?

        If you return a signed card but do not provide voting instructions, your shares will be voted as follows:

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  FOR all 12 director nominees;

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  FOR the ratification of the appointment of our independent registered public accounting firm; and

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  AGAINST the two shareowner proposals.

What do I need to show to attend the annual meeting in person?

        You will need proof of your share ownership (such as a recent brokerage statement or letter from your broker showing that you owned shares of United Parcel Service, Inc. common stock as of March 15, 2013) and a form of government-issued photo identification. If you do not have proof of ownership and valid photo identification, you may not be admitted to the annual meeting. All bags, briefcases and packages will be held at registration and will not be allowed in the meeting.

Can I receive future proxy materials and annual reports electronically?

        Yes. This proxy statement and the 2012 Annual Report to Shareowners are available on our investor relations website located at www.investors.ups.com. Instead of receiving paper copies in the mail, shareowners can elect to receive an email that provides a link to our future annual reports and proxy materials on the Internet. Opting to receive your proxy materials electronically will save us the cost of producing and mailing documents to your home or business, will reduce the environmental impact of our annual meetings, and will give you an automatic link to the proxy voting site.

        If you are a shareowner of record and wish to enroll in the electronic proxy delivery service for future meetings, you may do so by going to www.icsdelivery.com/ups and following the prompts.

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OUR BOARD OF DIRECTORS

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        We currently have 13 members that make up our board of directors. All directors are elected annually to serve until the next annual meeting and until their respective successors are elected and qualified.

        Kevin Warsh was first appointed to the board in July 2012. He was recommended as a candidate for director by our Chairman and Chief Executive Officer. The remaining 12 directors have served since our last annual meeting.

        After 12 years of distinguished service, John Thompson is not standing for reelection in 2013. We thank John for his many years of service to UPS.

        All the members of our board other than John Thompson have been nominated for reelection at this annual meeting. See "Proposal 1 — Election of Directors" on page 64.

        Biographical information about the 12 nominees for director and the experience, qualifications, attributes and skills considered by our Nominating and Corporate Governance Committee and board in determining that the nominee should serve as a director appears below. For additional information about how we identify and evaluate nominees for director, see "Governance of our Company — Selecting Nominees for Director" on page 19.

F. Duane Ackerman                              Age 70                              Director since 2007
 Former Chairman and Chief Executive Officer, BellSouth Corporation

Duane has been Former Chairman and Chief Executive Officer of BellSouth Corporation, a communication services company, since 2007. He previously served as Chairman and Chief Executive Officer of BellSouth Corporation from 2005 through 2006 and as Chairman, President and Chief Executive Officer from 1998 until 2005, after first being elected President and Chief Executive Officer in 1997. He is also a director at Allstate Corporation and The Home Depot, Inc.

Duane brings to the board, among other skills and qualifications, many years of experience as Chairman and Chief Executive Officer of BellSouth, one of the world's largest communications companies. In that leadership role, he gained broad experience in managing a large, complex, labor-intensive business, including experience with collective bargaining arrangements. He also gained knowledge in operations and communications technology, and worked in a corporate culture in which employees, who often spend their entire career with the company, are encouraged to develop their skills through jobs with increasing responsibility. Duane also brings the experience of serving as a director of other large, complex public companies.

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OUR BOARD OF DIRECTORS (CONTINUED)

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Michael J. Burns Age 61 Director since 2005
 Former Chairman, Chief Executive Officer and President, Dana Corporation

Michael was the Chairman, Chief Executive Officer and President of Dana Corporation until February 2008. He joined Dana Corporation in March 2004 after 34 years with General Motors Corporation. Michael had served as President of General Motors Europe since 1998.

Michael brings to the board, among his other skills and qualifications, years of senior leadership experience in managing two large, complex businesses, General Motors Europe and Dana Corporation. As Chairman and Chief Executive Officer of Dana Corporation, he gained experience leading an international organization that operated in the highly competitive vehicle component industry. As President of General Motors Europe he gained experience leading a large regional sector of General Motors that included design, engineering, manufacturing, and sales and distribution for its automotive brands in Europe as well as export to other regions of the world. During his career with General Motors, he served in ever increasing leadership responsibilities that included international assignments in Asia and Europe spanning nine years. Michael also brings deep knowledge of technology and the supply of components and services to major vehicle manufacturers in the global automotive, commercial vehicle and off-highway markets.

D. Scott Davis                              Age 61                              Director since 2006
 UPS Chairman and Chief Executive Officer

Scott earned a bachelor's degree in finance from Portland State University and completed the Advanced Management Program at the Wharton School of Business. He joined UPS in 1986 when the company acquired an Oregon technology company, II Morrow, where he had served as the chief financial officer and then chief executive officer. From 1991 to 1998, Scott held positions of increasing responsibility as treasury manager, financial reports and plans manager and accounting manager. From late 1998 to early 2000, he served as chief executive officer of Overseas Partners, Ltd., a Bermuda reinsurance company. Scott rejoined UPS as its vice president of finance in 2000. He joined the UPS Management Committee and assumed the role of Chief Financial Officer in 2001. In 2006, Scott was also appointed Vice Chairman. Scott became Chairman and Chief Executive Officer on January 1, 2008. He serves as a director of Honeywell International Inc. and was chairman of the board of the Federal Reserve Bank of Atlanta in 2009. He is currently a member of the President's Export Council. Scott is also a trustee of the Annie E. Casey Foundation, the world's largest philanthropic foundation dedicated to helping disadvantaged children.

Scott brings to the board, among other skills and qualifications, a unique understanding of our strategies and operations gained through his over 20 years of service to our Company, a complex, global business enterprise with a large, labor-intensive workforce. He has experience both as a Chairman and Chief Executive Officer and as a Chief Financial Officer, and significant experience in financial management. His tenure as Chairman of the Board of the Federal Reserve Bank of Atlanta also brings valuable financial experience. In addition, Scott has experience serving as a director of Honeywell, a large, global business.

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OUR BOARD OF DIRECTORS (CONTINUED)

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Stuart E. Eizenstat Age 70 Director since 2005
 Partner, Covington & Burling LLP

Stuart has been a partner of Covington & Burling LLP in Washington, D.C. since 2001, and heads the law firm's international practice. He served as Deputy Secretary of the United States Department of the Treasury from July 1999 to January 2001. He was Under Secretary of State for Economic, Business and Agricultural Affairs from 1997 to 1999. Stuart served as Under Secretary of Commerce for International Trade from 1996 to 1997 and was Ambassador to the European Union from 1993 to 1996. From 1977 to 1981 he was Chief Domestic Policy Advisor in the White House to President Carter. He is a trustee of Black Rock Funds, a member of the board of directors of Alcatel-Lucent and Globe Specialty Metals, and serves on the International Advisory Board of GML Ltd. and Office of Cherifien de Phosphates. Stuart is chairman of the board of the Defiant Requiem Foundation, a nonprofit organization. He has received seven honorary doctorate degrees and awards from the United States, French, German, Austrian, Belgian and Israeli governments. He was selected as the best international trade lawyer in Washington, D.C. in 2007 by Legal Times. He is the author of "Imperfect Justice: Looted Assets, Slave Labor, and the Unfinished Business of World War II", and writes for The New York Times, The Washington Post, The Financial Times and The Wall Street Journal on a variety of economic and global issues. He has a new book, "The Future of the Jews: How Global Forces are Impacting the Jewish People, Israel, and its Relationship with the United States."

Stuart brings to the board, among other skills and qualifications, experience in international trade and global economic matters as a result of a decade and a half of service at senior levels of several U.S. administrations, where among other responsibilities, he was charged with advising on international economic policy, promoting U.S. exports, assisting American business efforts abroad, enforcing laws against unfair trade practices, developing trade policy and making financial and budgetary decisions. He has also served as an advisor on international matters to large, multi-national corporations. He brings the experience of leading the international practice of a major law firm. Stuart also brings insight on environmental issues through his continuing work on climate change issues.

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OUR BOARD OF DIRECTORS (CONTINUED)

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Michael L. Eskew Age 63 Director since 1998
 Former UPS Chairman and Chief Executive Officer

Mike joined UPS in 1972, after he received a bachelor of science degree in industrial engineering from Purdue University. He also completed the Advanced Management Program at the Wharton School of Business. In 1994, Mike was named UPS's Corporate Vice President for Industrial Engineering. Two years later he became Group Vice President for Engineering. He was appointed Executive Vice President in 1999 and Vice Chairman in 2000. In January 2002, he became Chairman and Chief Executive Officer. In January 2008, Mike retired as Chairman and Chief Executive Officer. Mike is a trustee of the Annie E. Casey Foundation. Mike also is lead director of 3M Company, and a director of International Business Machines Corporation and Eli Lilly and Company.

Mike brings to the board, among other skills and qualifications, his significant knowledge and understanding of our business and operations, acquired through his over 35 years of experience with our Company, a complex, global business enterprise with a large, labor-intensive workforce. He has experience as the former Chairman and Chief Executive Officer of our Company, as well as experience in engineering, operations and labor issues. He brings great insight into our corporate culture in which our employees are encouraged to develop to their greatest potential throughout their career with us. Mike also has experience serving as a director of a number of other large public companies with complex global operations.

William R. Johnson                              Age 64                              Director since 2009
 Chairman, President and Chief Executive Officer of H.J. Heinz Company

Bill has been Chairman, President and Chief Executive Officer of the H.J. Heinz Company, a global packaged foods manufacturer, since 2000. He became President and Chief Operating Officer of Heinz in June 1996, and assumed the position of President and Chief Executive Officer in April 1998. He was named Chairman, President and Chief Executive Officer in September 2000. Bill also serves on Emerson Electric Company's board of directors.

Bill brings to the board, among other skills and qualifications, experience as the current Chairman and Chief Executive Officer of H.J. Heinz, a corporation with significant international operations and a large, labor-intensive workforce. He also gained deep experience in operations, marketing, brand development and logistics through his service to H.J. Heinz. Bill's experience also includes service as a director at Emerson Electric Company.

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OUR BOARD OF DIRECTORS (CONTINUED)

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Candace Kendle Age 65 Director since 2011
 Co-founder and Former Chairman and Chief Executive Officer of Kendle International, Inc.

Dr. Kendle is the co-founder and was chairman and chief executive officer of Kendle International Inc., a global clinical research organization that delivers a wide range of clinical development and clinical trial services to biopharmaceutical companies around the world, until 2011. She is a founding member of the Association of Clinical Research Organizations, which fosters continued advancement of medical product development and introduction, and has served as chairperson of the organization. Dr. Kendle also serves on the board of the H.J. Heinz Company. She earned a doctorate in pharmacy from the University of Cincinnati, then completed post-doctoral training at the Cincinnati Children's Hospital Medical Center and the University of North Carolina School of Public Health in Chapel Hill. Prior to founding Kendle International, Dr. Kendle held senior faculty positions at the University of North Carolina Schools of Pharmacy and Medicine; the University of Pennsylvania School of Medicine; the Philadelphia College of Pharmacy and Science, and the University of Cincinnati College of Pharmacy.

Candace brings to the board, among other skills and qualifications, leadership skills from her experience as the Chairman and Chief Executive Officer of a global organization, as well as insight and experience in executing strategic acquisitions, expansions into new markets, and product development. Candace also brings deep knowledge of the pharmaceutical industry as a result of her doctorate and post-doctorate work, her many years of experience as a professor and her many years of experience in the practical application of her clinical and pharmaceutical knowledge.

Ann M. Livermore                              Age 54                              Director since 1997
 Director and Former Executive Vice President, Hewlett-Packard Company

Ann serves as a director of the Hewlett-Packard Company, after retiring as an executive of the company in 2011. In her last operational role at HP, Ann was Executive Vice President of the HP Enterprise Business, an approximately $57 billion business that encompasses storage, servers, networking, software and services (2010 revenue), since 2004. The products and services from this organization serve business and public sector customers of all sizes in more than 170 countries. For more than two decades, Ann has been involved with building solutions to help HP customers manage and transform their technology environments to optimize business outcomes. Ann joined HP in 1982 and has held a variety of management positions in marketing, sales, research and development, and business management before being elected a corporate vice president in 1995. She also serves as a member of the board of directors of the Lucile Packard Children's Hospital. Ann holds a bachelor's degree in economics from the University of North Carolina at Chapel Hill and a master's degree in business administration from Stanford University.

Ann brings to the board, among other skills and qualifications, extensive experience in senior leadership positions at HP, the world's largest information technology company, a complex global business organization with a large workforce. Through her 29 years at HP, she has gained knowledge and experience in the areas of technology, marketing, sales, research and development and business management. Ann brings the experience of working in a corporate culture in which employees are encouraged to develop and grow throughout their career.

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Rudy H.P. Markham Age 67 Director since 2007
 Former Financial Director, Unilever PLC and Unilever NV

Rudy was the Financial Director of Unilever from August 2000 through May 2007. He joined Unilever in 1968 and from 1989-1998 was based in East Asia where he held a series of increasing responsibilities, ultimately serving as Business Group President North East Asia based in Singapore. Rudy joined the Board of Unilever as Strategy and Technology Director, became a member of its Executive Committee in May 1998 and was subsequently appointed as Financial Director. In May 2007 he retired from the Board of Unilever and on October 31, 2007 he retired as CFO. Rudy studied at Christ's College, Cambridge, where he gained a Masters Degree in Natural Sciences. He is a fellow of the Chartered Institute of Management Accountants and of the Association of Corporate Treasurers. He also is a Non-executive Director of Legal & General Group PLC, AstraZeneca PLC and Standard Chartered PLC. He serves as Chairman of the Audit Committees of AstraZeneca PLC and Standard Chartered PLC. He is Chairman of the supervisory board of CSM, N.V. and Non-executive Chairman of Moorfields Eye Hospital. In November 2009, Rudy was appointed a member of the Leverhulme Trust Board, a UK charitable foundation, and a non-executive member of the supervisory and operating boards of the British Foreign and Commonwealth Office.

Rudy brings to the board, among other skills and qualifications, significant experience in finance, technology and international operations that he gained through his almost 40 years of service at Unilever, one of the world's largest consumer goods companies, with a large, global workforce. He served in a number of finance positions, including as Chief Financial Officer, and has a unique insight into operations based in Asia. Rudy's experience also includes service as a director of other Europe-based global public companies.

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Clark T. "Sandy" Randt, Jr. Age 67 Director since 2010
 President of Randt & Co. LLC. and Former U.S. Ambassador to the People's Republic of China

Sandy has been the president of Randt & Co. LLC, a company that advises firms with interests in China, since 2009. He is a former U.S. ambassador to the People's Republic of China, where he served from July 2001 until January 2009. From 1994 through 2002, he was a partner resident in the Hong Kong office of Shearman & Sterling, a major international law firm, where he headed the firm's China practice. From 1982 through 1984, Sandy served as First Secretary and Commercial Attaché at the U.S. Embassy in Beijing. In 1974, he was the China representative of the National Council for United States-China Trade, and from 1968 to 1972, he served in the U.S. Air Force Security Service. Sandy graduated from Yale University with a B.A. in 1968 and received his law degree from the University of Michigan in 1975. He also attended Harvard Law School where he was awarded the East Asia Legal Studies Traveling Fellowship to China. Sandy is a member of the New York bar association and the Council on Foreign Relations. He is a former governor and first vice president of the American Chamber of Commerce in Hong Kong. Sandy also serves on the board of Valmont Industries, Inc. and the Board of Governors of the Yale-National University of Singapore liberal arts college.

Sandy brings to the board, among other skills and qualifications, experience in Asia and in facilitating business throughout Asia. He is recognized as one of America's foremost authorities on China, and has more than 30 years of direct experience in Asia. He brings to the board experience in diplomacy and international trade gained through his years of service as a U.S. ambassador to the People's Republic of China and in other positions at the U.S. Embassy in Beijing, as well as his service to the National Council for United States-China Trade. He has also served as an advisor on international matters to large, multi-national corporations, and brings the experience of leading the China practice of a major international law firm.

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OUR BOARD OF DIRECTORS (CONTINUED)

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Carol B. Tomé Age 56 Director since 2003
 Chief Financial Officer and Executive Vice President — Corporate Services, The Home Depot, Inc.

Carol has been Executive Vice President and Chief Financial Officer of The Home Depot, Inc., the world's largest home improvement specialty retailer and the fourth largest retailer in the United States, since May 2001. In January 2007 Carol assumed the additional role of Executive Vice President — Corporate Services. Prior to that, she had been Senior Vice President — Finance and Accounting/Treasurer since February 2000. From 1995 until 2000, she served as Vice President and Treasurer. A native of Jackson, Wyoming, Carol holds a B.S. in Communication from the University of Wyoming and an M.B.A. in Finance from the University of Denver. She is an active volunteer, including serving as a member of The Committee of 200 and a member of the Atlanta Botanical Garden board. In January 2008, Carol joined the board of the Federal Reserve Bank of Atlanta and serves as deputy chair of the board. She also serves on the board of the Metro Atlanta Chamber of Commerce.

Carol brings to the board, among other skills and qualifications, extensive experience in corporate finance throughout her career at Home Depot, the fourth largest retailer in the United States and the world's largest home improvement specialty retailer. She brings the experience of currently serving as chief financial officer of a complex, multi-national business with a large, labor-intensive workforce. Carol's role as deputy chair of the board of the Federal Reserve Bank of Atlanta also brings a valuable financial experience.

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Kevin M. Warsh Age 42 Director since 2012
 Distinguished Visiting Fellow, Hoover Institution Stanford University and Former Member of the Board of Governors of the Federal Reserve System

Kevin was a member of the Board of Governors of the Federal Reserve until 2011. He currently serves as a distinguished visiting fellow at Stanford University's Hoover Institution and a lecturer at its Graduate School of Business. In addition, Kevin provides strategic consulting and advisory services to a range of businesses. Kevin served four years at the White House as President George W. Bush's special assistant for economic policy and as executive secretary of the National Economic Council. Kevin earned his A.B. in public policy from Stanford and J.D. from Harvard Law School. After graduation in 1995, he joined Morgan Stanley & Co. in New York, becoming vice president and executive director of the company's Mergers and Acquisitions Department. Kevin joined the White House in February 2002, where his primary areas of responsibility included domestic finance, capital markets and the macro economy. In February 2006, Mr. Warsh was confirmed by the U.S. Senate to join the Federal Reserve's seven-member governing board, becoming the youngest appointee in Fed history at age 35. He focused on financial and economic developments and the conduct of monetary policy. Kevin played a significant role in navigating the financial market turmoil amid the global financial crisis. He also served as the Fed's representative to the Group of Twenty (G-20), a multi-lateral institution that includes leaders of the world's largest 20 economies. Kevin also served as the Fed's emissary to the emerging and advanced economies in Asia until his departure in April 2011.

Kevin brings to the board, among other skills and qualifications, experience in understanding and analyzing the economic environment, the financial marketplace and monetary policy as a result of his membership on the Board of Governors of the Federal Reserve and his service at the White House. He also has a deep understanding of the economies of Asia and understanding the business environment throughout Asia through his service as the Fed's representative to the region. Kevin also brings the experience of working in the private sector for a leading investment bank through his tenure at Morgan Stanley & Co.

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GOVERNANCE OF OUR COMPANY

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        The following sections provide an overview of our corporate governance structure and processes. Among other topics, we describe how we select directors, how we consider the independence of our directors and key aspects of our board operations.

Selecting Nominees for Director

        Our board has delegated to the Nominating and Corporate Governance Committee the responsibility for reviewing and recommending to the board nominees for director. In accordance with our Corporate Governance Guidelines, the Nominating and Corporate Governance Committee, in evaluating director candidates, considers factors such as personal character, values and disciplines, ethical standards, diversity, other outside commitments, and professional background and skills, all in the context of an assessment of the needs of the board at the time. In addition, each director candidate is expected to ensure that other existing and planned future commitments will not materially interfere with his or her responsibilities as a director.

        The Nominating and Corporate Governance Committee's objective is to maintain a board of individuals of the highest personal character, integrity and ethical standards, and that reflects a range of professional backgrounds and skills relevant to our business. For each of the nominees to the board, the biographies shown above highlight the experiences and qualifications that were among the most important to the Nominating and Corporate Governance Committee in concluding that the nominee should serve as a director of the Company.

        The Nominating and Corporate Governance Committee considers diversity in identifying nominees for director, including personal characteristics such as race and gender, as well as diversity in experience and skills relevant to the board's performance of its responsibilities in the oversight of a complex global business. The Nominating and Corporate Governance Committee assesses the effectiveness of its efforts at pursuing diversity through its periodic evaluation of the board's composition.

        The Nominating and Corporate Governance Committee is responsible for recommending nominees for election to the board at each annual meeting of shareowners and for identifying one or more candidates to fill any vacancies that may occur on the board. The directors may act to fill any vacancy and also increase the number of directors, subject to the limit of 16 directors set in the Bylaws. Under our Corporate Governance Guidelines, the Nominating and Corporate Governance Committee may use a variety of sources in order to identify new candidates. New candidates may be identified through recommendations from independent directors or members of management, search firms, discussions with other persons who may know of suitable candidates to serve on the board, and shareowner recommendations. Evaluations of prospective candidates typically include a review of the candidate's background and qualifications by the Nominating and Corporate Governance Committee, interviews with the Committee as a whole, one or more members of the Committee, or one or more other board members, and discussions of the Committee and the full board. The Committee then recommends candidates to the full board, with the full board selecting the candidates to be nominated for election by the shareowners or to be elected by the board to fill a vacancy.

        The Nominating and Corporate Governance Committee will consider director candidates proposed by shareowners on the same basis as recommendations from other sources. Any shareowner who wishes to recommend a prospective candidate for the board of directors for consideration by the Nominating and Corporate Governance Committee may do so by submitting the name and qualifications of the prospective candidate in writing to the following address: Corporate Secretary, 55 Glenlake Parkway, N.E., Atlanta, Georgia 30328. Any such submission should also describe the experience, qualifications, attributes and skills that make the prospective candidate a suitable nominee for the board of

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directors. Our Bylaws set forth the requirements for direct nomination by a shareowner of persons for election to the board of directors. These requirements are described under "Other Information for Shareowners — Shareowner Proposals or Shareowner Nominations for Director at 2014 Annual Meeting" on page 71.

Director Independence

        Our Corporate Governance Guidelines include categorical standards adopted by the board to determine director independence that meet the listing standards set forth by the NYSE. Our Corporate Governance Guidelines are available on the governance section of our investor relations website at www.investors.ups.com.

        Pursuant to the Corporate Governance Guidelines, the board undertook its annual review of director independence in February 2013. As part of this review, the board considered whether there were any relationships between each director or any member of his or her immediate family and UPS. The board also examined whether there were any relationships between an organization of which a director is a partner, shareholder or executive officer and UPS. The purpose of this review was to determine whether any such relationships were inconsistent with a determination that a director is independent. The board also evaluated the categorical standards that form a part of our Corporate Governance Guidelines.

        As a result of this review, the board affirmatively determined that the following directors are independent directors: Duane Ackerman, Michael Burns, Stuart Eizenstat, Bill Johnson, Candace Kendle, Ann Livermore, Rudy Markham, Sandy Randt, John Thompson, Carol Tomé and Kevin Warsh. Accordingly, 11 of our 13 directors are independent, and all directors on the following committees are independent:

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  Audit Committee;

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  Compensation Committee; and

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  Nominating and Corporate Governance Committee.

        In determining the independence of Stuart Eizenstat, Bill Johnson, John Thompson and Carol Tomé, our board considered ordinary course relationships between UPS and the companies that employed these directors during 2012.

Executive Sessions of our Non-Management Directors

        Our non-management directors hold executive sessions without management present as frequently as they deem appropriate, typically at the time of each regular board meeting. The presiding director for these meetings rotates among the chairpersons of the independent board committees, currently the Audit, Compensation and Nominating and Corporate Governance Committees. The presiding director determines the agenda for the session and, after the session, acts as a liaison between the non-management directors and the Chairman and Chief Executive Officer. The presiding director may invite the Chairman and Chief Executive Officer to join the session for certain discussions, as he or she deems appropriate. If the non-management directors include in the executive sessions any directors who are not independent directors, then at least once a year there will be an executive session including only the independent directors.

Board Leadership Structure

        Our Corporate Governance Guidelines provide that our board will include a majority of independent directors. Our Guidelines also provide that the board will select the Chairman and the Chief Executive Officer and that the board periodically will evaluate whether or not to separate the roles of Chairman and Chief Executive Officer. Our Bylaws provide the board with the flexibility of having a single person serve as Chairman and Chief Executive Officer or separating the roles.

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        Scott Davis has served as Chairman of the Board since he was appointed Chief Executive Officer on January 1, 2008. Having our Chief Executive Officer serve as Chairman of the Board is consistent with the historical practice of UPS, as all nine of our previous Chief Executive Officers have also served as Chairman of the Board.

        As described above under "Director Independence," 11 of our 13 directors are independent. In addition, all of the directors on each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee are independent directors. Each of these committees is led by a committee chair who sets the agenda for the committee and reports to the full board on the committee's work. We do not have a lead director, but our Corporate Governance Guidelines provide that our non-management directors will meet in executive session without management present as frequently as they deem appropriate, typically at the time of each regular board meeting. The chairs of the independent board committees rotate as presiding director, and the presiding director acts as a liaison between the non-management directors and the Chairman and Chief Executive Officer after each executive session.

        The board is responsible for selecting the Company's Chairman and the Chief Executive Officer, and has the authority pursuant to our Guidelines and Bylaws to determine the most appropriate leadership structure for UPS at any given point in time. The board believes that it is in the best interests of the Company periodically to evaluate and make a determination regarding whether or not to separate the roles of Chairman and Chief Executive Officer based upon the circumstances, and regularly undertakes this evaluation. Currently, the board believes that it is in the best interests of the Company and its shareowners for a single person to serve in both roles. Our company has employed this leadership structure of having a combined Chairman and Chief Executive Officer for many years, and we believe that this leadership structure has been effective for the Company. We believe that having a combined Chairman and Chief Executive Officer, a board with a majority of independent directors who meet regularly in executive session, and independent chairs for the board's Audit, Compensation, and Nominating and Corporate Governance committees provides the best form of leadership for the Company and its shareowners. We have a single leader for our Company and he is seen by our employees, customers, business partners, shareowners and other stakeholders as providing strong leadership for the Company, in our industry and in the communities in which we operate.

Board's Role in Risk Oversight

        Our board is responsible for overseeing our risk management. Under its charter, the Audit Committee is responsible for discussing with management policies with respect to financial risk assessment and enterprise risk management, including guidelines to govern the process by which major financial and accounting risk assessment and management is undertaken by the Company. The Audit Committee also oversees our corporate compliance programs, as well as the internal audit function. The board's other independent committees oversee risks associated with their respective areas of responsibility. For example, the Compensation Committee considers the risks associated with our compensation policies and practices, with respect to both executive compensation and compensation generally. In addition to the committees' work in overseeing risk management, our full board regularly engages in discussions of the most significant risks that the Company is facing and how these risks are being managed, and the board receives reports on risk management from senior officers of the Company and from the committee chairs. The board reviews periodic assessments from the Company's ongoing enterprise risk management process that are designed to identify potential events that may affect the achievement of the Company's objectives.

        The Company's Senior Vice President of Legal, Compliance and Public Affairs, General Counsel and Corporate Secretary reports directly to our Chairman and Chief Executive Officer,

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providing him with visibility into the Company's risk profile. The head of the Company's compliance and internal audit functions regularly reports to the Audit Committee, and each of the General Counsel and the compliance and internal audit department manager have regularly scheduled private sessions with the Audit Committee. The board of directors believes that the work undertaken by the committees of the board, together with the work of the full board of directors and the Chairman and Chief Executive Officer, enables the board of directors to effectively oversee the Company's management of risk.

        We believe that our board's leadership structure, as described above, supports the risk oversight function of the board. While we have a combined Chief Executive Officer and Chairman of the Board, strong independent directors chair the various committees involved with risk oversight, and there is open communication between management and directors with respect to risk oversight.

Corporate Governance Guidelines, Committee Charters and Code of Business Conduct

        Our Corporate Governance Guidelines are available on the governance section of our investor relations website at www.investors.ups.com. The charters for each of the Audit, Compensation and Nominating and Corporate Governance Committees also are available on the governance section of our investor relations website.

        We have a long-standing commitment to conduct our business in accordance with the highest ethical principles. Our Code of Business Conduct is applicable to all the representatives of our enterprise, including our executive officers and all other employees and agents of our company and our subsidiary companies, as well as to our directors. A copy of our code is available on the governance section of our investor relations website.

Committees of the Board of Directors

        Our board of directors has four committees: the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Executive Committee. The following table shows the current members of each committee.

Director	Audit		Compensation		Nominating and Corporate Governance		Executive
F. Duane Ackerman			X		X	*	X
Michael J. Burns	X
D. Scott Davis							X	*
Stuart E. Eizenstat			X		X
Michael L. Eskew							X
William R. Johnson					X
Candace Kendle	X
Ann M. Livermore			X
Rudy H.P. Markham	X
Clark T. Randt, Jr.					X
John W. Thompson(1)			X	*
Carol B. Tomé	X	*
Kevin M. Warsh	X

X= current committee member; * = chair

(1) John Thompson is not standing for reelection to the board.

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        Audit Committee.    The primary responsibilities of our Audit Committee include:

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  assisting the board in discharging its responsibility relating to our accounting, reporting and financial practices,

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  general responsibility for overseeing our accounting and financial reporting processes,

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  overseeing the integrity of our financial statements, our systems of disclosure controls and internal controls and our compliance with legal and regulatory requirements,

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  overseeing the qualification and independence of our accountants and the performance of our internal audit function and independent accountants,

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  having sole authority to appoint and oversee a registered public accounting firm (as defined by applicable law) to serve as our independent accountants, including sole discretion to retain and terminate the independent accountants, and

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  discussing with management policies with respect to financial risk assessment and enterprise risk management.

        In 2012, the Audit Committee held 12 meetings. Each member of our Audit Committee meets the independence requirements of the NYSE and SEC rules and regulations, and each is financially literate. Our board has determined that Carol Tomé is an audit committee financial expert as defined by the SEC.

        Compensation Committee.    The primary responsibilities of our Compensation Committee include:

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  assisting the board in discharging its responsibilities with respect to compensation of our executive officers,

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  reviewing and approving the corporate goals and objectives relevant to the compensation for our Chief Executive Officer,

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  evaluating the Chief Executive Officer's performance in light of these goals and objectives and establishing the total compensation for the Chief Executive Officer based on this evaluation,

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  reviewing and approving the compensation of other executive officers based upon all relevant information,

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  reviewing and approving awards to executive officers under our equity compensation plans,

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  overseeing the evaluation of risk associated with the Company's total compensation strategy and compensation programs, and

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  being directly responsible for the appointment, retention, compensation, oversight and termination of any outside consultants retained to advise the Compensation Committee.

        In 2012, the Compensation Committee held five meetings. Each member of our Compensation Committee meets the independence requirements of the NYSE, is a non-employee director under Rule 16b-3 of the Securities Exchange Act of 1934 and is an outside director under Section 162(m) of the Internal Revenue Code. For additional information about the Compensation Committee's processes and the role of executive officers and compensation consultants in determining compensation, see " 2012 Compensation Discussion and Analysis" on page 34.

        Nominating and Corporate Governance Committee.    The primary responsibilities of our Nominating and Corporate Governance Committee include:

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  receiving and considering recommendations from the Chief Executive Officer and others

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  regarding succession at the Chief Executive Officer and other senior officer levels,

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  assisting the board in identifying and screening qualified candidates to serve as directors, including considering shareowner nominees,

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  recommending to the board candidates for election or reelection to the board or to fill vacancies on the board,

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  aiding in attracting qualified candidates to serve on the board, and

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  making recommendations to the board concerning corporate governance principles, including the structure, composition and functioning of the board and all board committees, the delegation of authority to subcommittees, board oversight of management actions and reporting duties of management.

        In 2012, the Nominating and Corporate Governance Committee held five meetings. Each member of our Nominating and Corporate Governance Committee meets the independence requirements of the NYSE.

        Executive Committee.    The Executive Committee may exercise all powers of the board of directors in the management of our business and affairs, except for those powers expressly reserved to the board under Delaware law or otherwise limited by the board of directors. In 2012, the Executive Committee held no meetings.

Compensation Committee Interlocks and Insider Participation

        Duane Ackerman, Stuart Eizenstat, Ann Livermore and John Thompson were members of the Compensation Committee of our board of directors during 2012. None of these directors are employees or former employees of UPS. None of the members of the Compensation Committee has any direct or indirect material interest in or relationship with us outside of his or her position as a non-employee director. None of our executive officers serves as a member of a board of directors or compensation committee of any entity that has one or more executive officers who serves on our board of directors or Compensation Committee.

Compensation Practices and Risk Management

        We believe our compensation practices provide a balanced mix of cash and equity, annual and longer-term incentives, and performance metrics which mitigate excessive risk-taking that would be reasonably likely to have a material adverse effect on us.

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  Considering multiple performance measures under our annual and long-term incentive award programs serves as an internal "check-and-balance" so as not to put emphasis solely on one measure of performance;

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  Permitting the Compensation Committee discretion in making final award determinations under the MIP program in order to take into account changing market conditions allows our executives to focus on the long-term health of our company rather than an "all or nothing" approach to achieving short-term goals;

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  Using both restricted performance units and stock options for equity awards balances risk incentives;

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  Annual and long-term incentive awards to executive officers are limited to a fixed maximum;

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  The performance measures considered under our annual and long-term incentive plans include company-wide metrics; we believe that the inclusion of company-wide metrics encourages decision-making that is

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GOVERNANCE OF OUR COMPANY (CONTINUED)

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  in the best long-term interests of our shareowners;

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  Vesting requirements over a minimum of three years for our equity awards ensures that our executives' interests align with those of our shareowners over the long term;

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  Incentive awards to our executive officers are subject to the clawback provisions contained in our 2012 Omnibus Incentive Compensation Plan and 2009 Omnibus Incentive Compensation Plan; and

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  All directors and executive officers are subject to robust stock ownership guidelines.

Meetings of the Board of Directors and Attendance at the Annual Meeting

        Our board of directors held five meetings during 2012. Each of our directors attended at least 75% of the total number of meetings of the board and any committees of which he or she was a member except for Kevin Warsh who is a new nominee to the UPS board of directors. Kevin was unable to attend the November 2012 Audit Committee and board meeting as a result of a scheduling conflict due to commitments made prior to his July 2012 appointment to the board. It is the board's policy that our directors attend the annual meeting. All of the directors who were serving on the board at the time of our 2012 annual meeting attended the meeting.

Majority Voting for Directors and Director Resignation Policy

        Our Bylaws provide for majority voting in uncontested director elections. Under the majority voting standard, directors are elected by a majority of the votes cast, which means that the number of shares voted for a director must exceed the number of shares voted against that director.

        Under our Corporate Governance Guidelines, the Nominating and Corporate Governance Committee has established procedures for any director who is not elected to tender his or her offer to resign. Upon receiving the director's offer to resign, the Nominating and Corporate Governance Committee will recommend to the board whether to accept or reject the offer to resign, or whether other action should be taken. In determining whether or not to recommend that the board accept any resignation offer, the Nominating and Corporate Governance Committee may consider all factors believed relevant by the Committee's members. If a majority of the members of the Nominating and Corporate Governance Committee were required to tender their offers of resignation as provided above, the independent directors on the board who were not required to tender their offers of resignation will act as a committee to consider the offers and recommend to the board whether or not to accept them.

        The board will act on the Nominating and Corporate Governance Committee's recommendation within 90 days following certification of the election results. In deciding whether or not to accept the offer to resign as well as, if applicable, the effective date of the board's acceptance of the offer to resign and any other conditions, the board will consider the factors considered by the Nominating and Corporate Governance Committee and any additional information and factors that the board believes to be relevant. Any director who offers to resign is expected to recuse himself or herself from the board vote unless the number of independent directors who were successful incumbents is fewer than three. Thereafter, the board will promptly publicly disclose its decision regarding any offer to resign (including the reason(s) for rejecting the resignation offer, if applicable). If the board determines to accept a director's offer to resign pursuant to this process, the Nominating and Corporate Governance Committee will recommend to the board and the board will thereafter determine whether and when to fill such vacancy or reduce the size of the board.

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GOVERNANCE OF OUR COMPANY (CONTINUED)

•

•

 Related Person Transactions

        In accordance with our Audit Committee charter, our Audit Committee is responsible for overseeing our written Code of Business Conduct, which includes policies relating to conflicts of interest. The Code requires that all of our employees and directors avoid conflicts of interest, defined as situations where the person's private interests conflict, or even appear to conflict, with the interests of UPS as a whole.

        At least annually, each director and executive officer completes a detailed questionnaire that inquires about any business relationship that may give rise to a conflict of interest and all transactions in which UPS is involved and in which the executive officer, a director or a related person has a direct or indirect material interest. We also conduct a review, at least annually, of our financial systems to identify potential conflicts of interest and related person transactions.

        The Nominating and Corporate Governance Committee, which includes only independent directors, conducts an annual review of the information from the questionnaire and financial systems review, evaluates related person transactions (if any) involving the directors and their related persons and makes recommendations to the board of directors regarding the independence of each board member.

        If a transaction arises during the year that may require disclosure as a related person transaction, information about the transaction would be provided to the Audit Committee and the Nominating and Corporate Governance Committee, as applicable, for review, approval or ratification of the transaction.

        We have not entered into any related person transactions that meet the requirements for disclosure in this proxy statement.

        We have purchase, finance and other transactions and relationships in the normal course of business with companies with which our directors are associated, but which are not material. The Nominating and Corporate Governance Committee has reviewed these transactions and relationships and believes they were entered into on terms that are both reasonable and competitive. Additional transactions and relationships of this nature may be expected to take place in the ordinary course of business in the future.

Communicating with our Board of Directors

        Any shareowners or interested parties who wish to communicate directly with our board of directors, with our non-management directors as a group or with the presiding director of our non-management directors may do so by writing to the Corporate Secretary, 55 Glenlake Parkway, N.E., Atlanta, Georgia 30328. Please specify to whom your letter should be directed. Once the communication is received and reviewed by the Corporate Secretary, it will be promptly forwarded to the addressee. Advertisements, solicitations for business, requests for employment, requests for contributions or other inappropriate material will not be forwarded to our directors.

Other Information Regarding Directors

        Michael Burns is the former Chairman, Chief Executive Officer and President of Dana Corporation. Dana Corporation filed a voluntary petition under Chapter 11 of the federal bankruptcy laws on March 3, 2006. On January 31, 2008, Dana Corporation emerged from Chapter 11, prior to his departure from Dana Corporation.

26   |   UPS   |   Notice of Annual Meeting of Shareowners  and 2013 Proxy Statement

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OTHER GOVERNANCE MATTERS

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•

Hedging and Pledging Policies

        We prohibit our directors and executive officers from hedging their ownership of UPS stock, including purchasing or selling derivative securities relating to UPS stock and from purchasing financial instruments that are designed to hedge or offset any decrease in the market value of UPS securities.

        In addition, our directors and executive officers are prohibited from entering into future pledges of UPS securities as collateral for a loan and holding UPS securities in margin accounts, and these individuals are encouraged (but not required) to unwind any existing pledges.

Shareowner Engagement

        We are committed to proactive interaction with investors as a productive way to facilitate our shareowners' understanding of our company's leadership, the decisions we make and the values we maintain. Our approach to shareowner engagement is based on a foundation of transparency.

        During 2012, our management team participated in numerous investor meetings to discuss our business, our strategy and our financial results. These meetings included in-person, telephone and webcast conferences, headquarters and facility visits within the United States and in key international locations.

        While we do not have another say on pay vote scheduled until 2014, our management team extended invitations to discuss our executive compensation program and corporate governance practices to several of our largest shareowners in order to solicit their feedback and answer any questions they may have. We have proactively extended this invitation to our largest shareowners in each of the past three years, and plan to continue to do so in the future. In response to these invitations, we participated in telephone conversations with key investors. We regularly update our Compensation Committee on the conversations with key investors.

        The Compensation Committee carefully considers feedback from shareowners and we will continue to proactively solicit feedback from our largest investors. The Committee also annually engages the independent compensation consultant to present an overview of executive compensation trends that may be important to investors. The Committee's consideration of feedback from shareowners, along with market information and analyses provided by the independent compensation consultant, have influenced a number of changes to our executive compensation program over the past several years, including increasing the performance-based equity in our compensation program and eliminating single-trigger equity vesting following a change in control. The Committee continues to design our executive compensation program guided by our executive compensation philosophy and core principles as described in the Compensation Discussion and Analysis.

        Materials from our investor presentations, including information on the work of our board and its committees, are available on our investor relations website at www.investors.ups.com.

Political Contributions and Lobbying Expenditure Oversight and Disclosure

        We recognize the increasing interest of U.S. public company shareowners in greater transparency about corporate political contributions. The board has adopted a Political Contributions and Lobbying Policy designed to ensure that contributions to which it applies are made in a manner consistent with our core values and to protect and enhance shareowner value. We publish on our website at www.investors.ups.com our policy and a semi-annual report disclosing the amounts and recipients of all federal and state political contributions and expenditures made by UPS in the United States. The Nominating and Corporate Governance Committee reviews and

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OTHER GOVERNANCE MATTERS (CONTINUED)

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approves the political contribution report prior to its publication on our website.

        UPS exercises its right to participate in the public policy process in order to advance the best interests of our company and its shareowners. The UPS Public Affairs department is responsible for coordinating our lobbying activities, including engagements with federal, state, and local governments. All lobbying activities are conducted only with the prior approval of the UPS Public Affairs department, which works with senior management to focus our involvement at all levels of government on furthering our business objectives and our goal of protecting and enhancing shareowner value. The head of our public affairs group reviews all UPS lobbying activities and regularly reports to the board concerning lobbying and political activities.

        UPS files a publicly available federal Lobbying Disclosure Act Report each quarter, as required by law. This report provides information on activities associated with influencing legislation through communications with any member or employee of a legislative body or with any covered executive branch official. It also provides disclosure on expenditures for the quarter, describes the specific pieces of legislation that were the topic of communications, and identifies the individuals who lobbied on behalf of UPS. These reports are available at www.lobbyingdisclosure.house.gov and www.senate.gov/legislative/Public_Disclosure/LDA_reports.htm. UPS files similar periodic reports with state agencies reflecting state lobbying activities which are also publicly available.

Commitment to the Environment and Sustainability

        Each year we make publicly available on our website at www.investors.ups.com a sustainability report that showcases the aspirations, achievements and challenges of our commitment to balancing the social, economic and environmental aspects of our business. The report describes how UPS is using its logistics expertise to address social and environmental issues around the globe. We are committed to the principle that UPS is part of an interconnected global community, and understand that our success is dependent on economic stability, global trade and a society that that welcomes opportunity. In return, we must act responsibly as a business, an employer and a corporate citizen. Our 2011 Corporate Sustainability Report was one of only 15 reports submitted by U.S. corporations registered with the Global Reporting Initiative (GRI) to have achieved A+ status for superior transparency.

        Our board takes environmental and social issues seriously, and environmental and social risks are part of our comprehensive enterprise risk management program over which the board exercises risk management oversight responsibility. Our chief sustainability officer regularly reports to the board of directors on a range of topics including sustainability goals and performance. Sustainability is a key part of our strategy, and the board actively considers environmental and social issues in connection with the board's involvement in UPS's strategic planning process.

Succession Planning and Management Development

        We are focused on talent development at all levels within our organization, and many of the members of our Management Committee have spent their entire careers at UPS. Among the board's key responsibilities is to ensure that management establishes and the board oversees an effective executive succession plan. The board regularly reviews the succession plans that support our overall business strategy, with a focus on key positions at the senior officer level. The board recognizes that succession planning and talent management are closely connected to risk management.

        Potential leaders are given exposure and visibility to board members through formal presentations and informal events. More broadly, the board is regularly updated on key talent indicators for the overall workforce, including through diversity, recruiting and development programs.

28   |   UPS   |   Notice of Annual Meeting of Shareowners  and 2013 Proxy Statement

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OWNERSHIP OF SECURITIES

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•

Securities Ownership of Certain Beneficial Owners and Management

        The following table sets forth information as to any person known to us to be the beneficial owner of more than five percent of our class A or class B common stock.

Name and address	Number of Shares Beneficially Owned	Percent of Class
BlackRock Inc.(1) 40 East 52nd Street New York, NY 10022	40,002,054	5.53%
(1)
According to a Schedule 13G/A filed with the SEC on February 11, 2013, BlackRock Inc. has sole voting and dispositive power with respect to 40,002,054 shares of our class B common stock. According to the Schedule 13G/A, BlackRock beneficially owned 5.53% of our class B common stock as of December 31, 2012.

        The following table sets forth the beneficial ownership of our common stock as of February 1, 2013 by our current directors and nominees, our Chief Executive Officer, Chief Financial Officer and three other executive officers who had the highest total compensation for 2012, calculated in accordance with SEC rules and regulations (the "Named Executive Officers"), and all of our directors and executive officers as a group.

			Additional Shares in which the Beneficial Owner Has or Participates in the Voting or Investment Power(5)
	Number of Shares Beneficially Owned(1)(2)
					Total Shares Beneficially Owned(6)
Directors and Executive Officers	Class A Shares(3)(4)	Class B Shares

David P. Abney	219,319	1,452	0		220,771
F. Duane Ackerman	10,887	0	0		10,887
David A. Barnes	177,420	0	0		177,420
Michael J. Burns	13,664	0	0		13,664
D. Scott Davis	385,167	0	5,366,742	(7)	5,751,909
Stuart E. Eizenstat	13,664	200	0		13,864
Michael L. Eskew	454,199	90,048	5,366,742	(7)	5,910,989
William R. Johnson	9,675	160	0		9,835
Candace Kendle	3,786	0	0		3,786
Kurt P. Kuehn	138,948	0	0		138,948
Ann M. Livermore	38,871	0	0		38,871
Rudy H.P. Markham	10,333	0	0		10,333
John J. McDevitt	153,988	0	0		153,988
Clark T. Randt, Jr.	5,662	0	0		5,662
John W. Thompson	19,543	18,546	0		38,089
Carol B. Tomé	16,817	2,936	0		19,753
Kevin M. Warsh	1,525	0	0		1,525
Shares held by all directors and executive officers as a group (22 persons)	2,173,682	126,293	5,366,742	(8)	7,666,717	(8)
(1)
Includes shares for which the named person has sole voting or investment power or has shared voting or investment power with his or her spouse. Includes shares held by immediate family members as follows: Abney — 26,500; Barnes — 3,624; Eskew — 130,868; Kuehn — 3,016; McDevitt — 19,483; and all directors and executive officers as a group — 187,674. Each named individual disclaims all beneficial ownership of the shares held by immediate family members.

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OWNERSHIP OF SECURITIES (CONTINUED)

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•

(2)
Includes shares pledged as of February 1, 2013 as follows: Directors — 0; Abney — 36,620; Barnes — 32,657; Davis — 0; Kuehn — 78,391; McDevitt — 39,026; and all directors and executive officers as a group — 296,367. The aggregate number of shares pledged by directors and executive officers on February 1, 2013 represents significantly less than 1% of our issued and outstanding shares of common stock. Compliance with our stock ownership guidelines does not include pledged UPS stock. All of the executive officers that had existing pledges as of February 1, 2013 met their stock ownership guidelines after excluding the shares subject to pledge. As described under "Other Governance Matters — Hedging and Pledging Policies", we adopted a policy in early 2013 prohibiting our directors and executive officers from entering into future pledges of their UPS stock. As of March 1, 2013, Kurt Kuehn had reduced the number of shares pledged by approximately 30% to 55,324 shares.
(3)
Includes class A shares that may be acquired by directors upon the conversion of RSUs following separation from the UPS board of directors.
(4)
Represents class A shares that may be acquired through stock options exercisable through April 2, 2013 as follows: Abney — 71,056; Barnes — 47,281; Davis — 121,606; Eskew — 204,235; Kuehn — 54,312; Livermore — 2,864; McDevitt — 55,984; Thompson — 2,864; Tomé — 2,864; and all directors and officers as a group — 741,420.
(5)
None of the individuals listed, nor members of their families, has any direct ownership rights in the shares listed. See footnotes 7 and 8.
(6)
All directors and executive officers individually and as a group held less than one percent of outstanding shares, based on an aggregate of 952,927,017 shares of class A and class B common stock outstanding as of February 1, 2013. Assumes that all options exercisable through April 2, 2013 owned by the named individual are exercised. The total number of shares outstanding used in calculating this percentage also assumes that none of the options owned by other named individuals are exercised.
(7)
Includes 5,190,484 class A shares and 176,258 class B shares owned by the Annie E. Casey Foundation, Inc., of which Scott Davis, Mike Eskew and one other executive officer not listed above and other persons constitute the corporate Board of Trustees.
(8)
Includes shares owned by the Annie E. Casey Foundation, Inc. Eliminates duplications in the reported number of shares arising from the fact that several directors and executive officers share in the voting power with respect to these shares.

30   |   UPS   |   Notice of Annual Meeting of Shareowners  and 2013 Proxy Statement

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OWNERSHIP OF SECURITIES (CONTINUED)

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 Additional Ownership

        In addition to the beneficial ownership of our common stock shown above, our directors and executive officers hold equity instruments that are not reported in the beneficial ownership table but represent additional financial interests that are subject to the same market risk as ownership of our common stock. The number of shares of stock to which these stock units are equivalent as of February 1, 2013 is as follows.

	Restricted Stock Units	Phantom Stock Units	Restricted Performance Units	Stock Option Deferral Shares	Other Deferred Compensation Plan Shares	Total
David P. Abney	43,183	0	18,627	16,450	0	78,260
F. Duane Ackerman	0	0	0	0	4,791	4,791
David A. Barnes	15,996	0	16,350	9,418	0	41,764
Michael J. Burns	0	0	0	0	4,077	4,077
D. Scott Davis	108,787	0	54,954	5,686	0	169,427
Stuart E. Eizenstat	0	0	0	0	0	0
Michael L. Eskew	0	0	4,569	40,437	0	45,006
William R. Johnson	0	0	0	0	0	0
Candace Kendle	0	0	0	0	0	0
Kurt P. Kuehn	20,252	0	16,589	13,307	0	50,148
Ann M. Livermore	0	2,106	0	0	0	2,106
Rudy H.P. Markham	0	0	0	0	0	0
John J. McDevitt	16,798	0	16,915	23,025	0	56,738
Clark T. Randt, Jr.	0	0	0	0	0	0
John W. Thompson	0	2,106	0	0	255	2,361
Carol B. Tomé	0	996	0	0	0	996
Kevin M. Warsh	0	0	0	0	0	0

        Restricted stock units ("RSUs") are bookkeeping units, the value of each of which corresponds to one share of UPS class A common stock.

        Phantom stock units are bookkeeping units, the value of each of which corresponds to one share of UPS class A common stock. Phantom stock units were granted to non-employee directors pursuant to a deferred compensation program previously provided to non-employee directors. Dividends paid on UPS common stock are added to the director's phantom stock unit balance. Upon termination of the individual's service as a director, amounts represented by phantom stock units will be distributed in cash over a time period elected by the recipient.

        Restricted performance units ("RPUs") are bookkeeping units, the value of each of which corresponds to one share of UPS class A common stock. We grant RPUs to the Named Executive Officers under two programs, the Management Incentive Program and the Long-Term Incentive Performance award program.

        Stock option deferral shares are shares held for the individual in a rabbi trust within the UPS Deferred Compensation Plan. Each individual elected to defer the receipt of these shares rather than acquiring them directly upon the exercise of a stock option.

        Other deferred compensation plan shares are amounts within the UPS Deferred Compensation Plan allocated to UPS common stock. These represent the non-employee directors' retainer fees that have been deferred and invested in UPS stock.

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COMPENSATION MATTERS — DIRECTOR COMPENSATION

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•

        We provide both cash and equity awards to our non-employee directors. Our employee directors do not receive any compensation for service as a director. Directors are reimbursed for their expenses related to board membership.

        In 2012, our non-employee directors received an annual cash retainer of $90,000. The chairs of the Compensation and Nominating and Corporate Governance Committees received an additional annual cash retainer of $15,000, and the chair of the Audit Committee received an additional annual cash retainer of $20,000. Cash retainers are paid on a quarterly basis. Under the UPS Deferred Compensation Plan, non-employee directors may defer retainer fees, but we do not make any company or matching contributions under this plan. There are no preferential or above-market earnings in the UPS Deferred Compensation Plan.

        In addition, in 2012 non-employee directors received an annual restricted stock unit grant in the amount of $150,000 that will be settled in shares of class A common stock (rounded down to the nearest whole share). RSUs are required to be held until the director separates from the UPS board of directors. Following separation, the RSUs are paid in shares of class A common stock. The annual equity grant is prorated based on the portion of the year that a director serves on the board. There is no additional equity award for new non-employee directors who join the board.

2012 Director Compensation

        The following table sets forth the compensation paid to our non-employee directors in 2012.

Name	Fees Earned or Paid in Cash($)	Stock Awards($)(1)	Total($)
F. Duane Ackerman	105,000	149,972	254,972
Michael J. Burns	90,000	149,972	239,972
Stuart E. Eizenstat	90,000	149,972	239,972
Michael L. Eskew	90,000	149,972	239,972
William R. Johnson	90,000	149,972	239,972
Candace Kendle	90,000	149,972	239,972
Ann M. Livermore	90,000	149,972	239,972
Rudy H.P. Markham	90,000	149,972	239,972
Clark T. Randt, Jr.	90,000	149,972	239,972
John W. Thompson	105,000	149,972	254,972
Carol B. Tomé	110,000	149,972	259,972
Kevin W. Warsh(2)	45,000	112,455	157,455
(1)
The values for stock awards in this column represent the grant date fair value of the restricted stock units granted in 2012, computed in accordance with FASB ASC Topic 718. Information about the assumptions used to value these awards can be found in Note 11 "Stock-Based Compensation" in our 2012 Annual Report on Form 10-K.

Restricted stock units are fully vested on the date of grant, and will be paid in shares of class A common stock following the director's separation from service from UPS. Dividends earned on each award are reinvested in additional units at each dividend payable date.

(2)
Kevin Warsh was appointed to the board on July 26, 2012.

32   |   UPS   |   Notice of Annual Meeting of Shareowners  and 2013 Proxy Statement

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COMPENSATION MATTERS — DIRECTOR COMPENSATION (CONTINUED)

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•

        The aggregate number of stock awards and option awards made under our director compensation programs and outstanding as of December 31, 2012 for each of our non-employee directors are set forth below.

	Stock Awards		Stock Options
Name	Restricted Stock Units(#)	Phantom Stock Units (#)	Number of Shares Underlying Options (#)

F. Duane Ackerman	8,816	0	0
Michael J. Burns	8,816	0	0
Stuart E. Eizenstat	8,816	0	0
Michael L. Eskew	8,816	0	0
William R. Johnson	9,675	0	0
Candace Kendle	3,786	0	0
Ann M. Livermore	8,816	2,106	2,864
Rudy H.P. Markham	8,816	0	0
Clark T. Randt, Jr.	5,662	0	0
John W. Thompson	8,816	2,106	2,864
Carol B. Tomé	8,816	996	2,864
Kevin M. Warsh	1,525	0	0

UPS   |   Notice of Annual Meeting of Shareowners  and 2013 Proxy Statement   |   33

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COMPENSATION MATTERS — EXECUTIVE COMPENSATION

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•

        The following sections provide information about our Named Executive Officers and our executive compensation program. It starts with the Compensation Discussion and Analysis, which explains how and why the Compensation Committee made its 2012 compensation decisions for the Named Executive Officers, followed by the report of our Compensation Committee, sometimes referred to in the following sections as the Committee. We then provide the detailed executive compensation tables in the format required by the SEC.

2012 Compensation Discussion and Analysis

        The Compensation Discussion and Analysis describes UPS's executive compensation programs for 2012 and certain aspects of the programs for 2013. The focus of this section of the proxy is to explain how and why the Committee made its 2012 compensation decisions for the following Named Executive Officers, or NEOs:

D. Scott Davis	Chairman and Chief Executive Officer
David P. Abney	Senior Vice President and Chief Operating Officer
Kurt P. Kuehn	Senior Vice President and Chief Financial Officer
David A. Barnes	Senior Vice President and Chief Information Officer
John J. McDevitt	Senior Vice President, Human Resources and Labor Relations

Executive Summary

Business Environment

        In 2012, UPS once again succeeded in a year filled with opportunities and challenges. Despite the economic paralysis created by the European debt crisis and the fiscal cliff in the U.S., UPS generated record adjusted earnings per share.

        It would be an understatement to say we were disappointed by the decision of the European Commission to block our bid to acquire TNT Express. While we viewed the TNT transaction as part of a compelling growth platform, UPS is moving on. We believe that the opportunities unfolding around the world are far too great for us to be deterred by any single development. Our financial strength enables UPS to both evaluate future prospects and continue to invest in our portfolio. We intend to pursue growth opportunities—both organically and through acquisitions—and continue to roll out innovative solutions.

        Superior execution and employee commitment across all business units enhanced our ability to provide solutions that create value for our customers. Revenue, operating profit and earnings per share improved during 2012 as we managed our operations well, attracted and retained business and maintained focus on the long-term health of the Company, specifically:

  •
  We achieved a 1.9% increase in our 2012 consolidated revenue.

  •
  Our 2012 adjusted consolidated diluted earnings per share increased by 4.1%.

  •
  We continued to generate strong free cash flow in 2012.

  •
  U.S. Domestic segment revenue for the year grew 3.6%, with improvement in adjusted operating profit and expansion of adjusted operating margin.

  •
  The International segment generated strong adjusted operating profit and our adjusted annual operating margin led the industry.

34   |   UPS   |   Notice of Annual Meeting of Shareowners  and 2013 Proxy Statement

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COMPENSATION MATTERS — EXECUTIVE COMPENSATION (CONTINUED)

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  •
  In the Supply Chain & Freight segment we increased our Global Healthcare network presence in eight locations in North America and Asia Pacific, expanding our distribution capabilities by more than one million square feet.

        UPS is well positioned to benefit from global market trends. We are guided by four transformative strategies: deploying technology-enabled operations, providing unique and industry-specific customer solutions, expanding our global network and serving the needs of end consumers around the world.

Summary of 2012 Compensation Actions

        As noted above, key compensation decisions for the Named Executive Officers for 2012 include the following:

  •
  Most of the total direct compensation to our NEOs is performance based and at risk based on company performance (89% for the CEO and 88% for all NEOs).

  •
  Base salaries of the NEOs were increased by an average of 3.3%; the base salary of the CEO was increased by 2.5%.

  •
  2012 annual incentive awards for the NEOs under the Management Incentive Program, or MIP, were earned at 70% of target. 2012 MIP ownership incentive awards equal to one month's salary were earned by the NEOs.

  •
  2012 Long-Term Incentive Performance award tranches were earned at 70% of target based on revenue growth and operating return on invested capital, and the 2012 earnings measurement tranche for the 2010 LTIP was earned at target based on earnings per share achievement.

Compensation and Governance Practices

        We believe that our compensation programs encourage executive decision-making that is aligned with the long-term interests of our shareowners by tying a significant portion of pay to company performance over a multi-year period and by promoting our long-standing owner-manager culture. Other compensation and governance practices that support these principles, each of which is described in more detail in this Compensation Discussion and Analysis, include the following:

  •
  We do not have employment agreements with any of our executive officers.

  •
  We do not have separate change in control or severance agreements with any of our executive officers.

  •
  Our compensation practices provide a balanced mix of cash and equity, annual and longer-term incentives, and performance metrics which mitigate excessive risk-taking.

  •
  Our 2012 Plan and 2009 Plan include a clawback provision that permits us to recover awards granted to executive officers if the financial results used to determine the amount of the award are materially restated and the executive officer engaged in fraud or intentional misconduct.

  •
  Our 2012 Plan and 2009 Plan generally require a "double trigger" — both a change in control and a termination of employment — to accelerate the vesting of unvested awards.

  •
  We have robust stock ownership guidelines that include a target ownership of eight times annual salary for the Chief Executive Officer and five times annual salary for the other executive officers.

  •
  We prohibit our executive officers and directors from hedging their ownership in UPS stock. Specifically, they are prohibited from purchasing or selling derivative securities relating to UPS stock and from purchasing financial instruments that are

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COMPENSATION MATTERS — EXECUTIVE COMPENSATION (CONTINUED)

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  designed to hedge or offset any decrease in the market value of UPS securities. In addition, our executive officers and directors are prohibited from entering into future pledges of UPS stock.

  •
  Since equity award programs can have a dilutive impact on shareowner value, we regularly evaluate our overhang ratio and our annual grant rate, and we believe that our low overhang (5.63%) and grant rate (1.91%) percentages demonstrate our objective to effectively and responsibly manage equity usage.

Compensation Decisions — Process and Inputs

Executive Compensation Strategy

        The UPS executive compensation programs are designed to:

  •
  Drive organizational performance by tying a significant portion of pay to company performance;

  •
  Retain and motivate talent by fairly compensating executive officers; and

  •
  Encourage long-term stock ownership and careers with UPS, aligning the interests of our executives to long-term value creation for our company.

        Our compensation programs are designed to emphasize strong annual performance and foster long-term operational performance and success. We believe that a majority of total compensation (base salary, annual incentives and long-term incentives) that can be earned by the Named Executive Officers should be "at risk", meaning that the compensation is only earned by meeting annual or long-term performance goals. The 2012 compensation elements with "at risk" components are approximately 88% of the 2012 target compensation opportunity for all of the Named Executive Officers, and approximately 89% for our Chief Executive Officer.

36   |   UPS   |   Notice of Annual Meeting of Shareowners  and 2013 Proxy Statement

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COMPENSATION MATTERS — EXECUTIVE COMPENSATION (CONTINUED)

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        Below are charts that demonstrate, for the CEO and for the NEOs as a group, the portion of target compensation that is at risk.

2012 Target Compensation for CEO

2012 Target Compensation for all NEOs

Roles and Responsibilities

        The UPS executive compensation program is administered by the Compensation Committee of the board of directors. Each of the four non-employee directors on the Compensation Committee meets the independence requirements of the NYSE. The Compensation Committee has sole authority to engage and terminate outside advisors and consultants to assist the Compensation Committee in carrying out its responsibilities. In 2012, the Committee retained Frederic W. Cook & Co. ("Cook"). Cook reports directly to the Chair of the Compensation Committee. Cook provides no additional services to UPS.

        In November 2012, the Compensation Committee considered the independence of Cook and the existence of potential conflicts of interest in light of new SEC rules and NYSE listing standards that become effective on July 1, 2013. In evaluating Cook's independence and potential conflicts of interest involving Cook, the Compensation Committee requested and received a letter from Cook addressing the consulting firm's independence and the existence of any potential conflicts of interest, including the following factors: (1) other services provided to us by the consultant; (2) fees paid by us as a percentage of the consulting firm's total revenue; (3) policies or procedures maintained by the consulting firm that are designed to prevent a conflict of interest; (4) any business or personal relationships between the individual consultants involved in the engagement and a member of the Compensation Committee; (5) any company stock owned by the individual consultants involved in the engagement; and (6) any business or personal relationships between our executive officers and the consulting firm or the individual consultants involved in the engagement. The Compensation Committee discussed these considerations and concluded that the engagement of Cook did not raise any conflict of interest.

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        The following table summarizes the roles of each of the key participants in the executive compensation decision-making process.

Participant	Roles
Compensation Committee

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Reviews and recommends to the board the corporate goals and objectives relevant to the compensation for the Chief Executive Officer

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Evaluates the performance of the Chief Executive Officer in light of the goals and objectives and determines and approves the total compensation of the Chief Executive Officer based on this evaluation

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Reviews the Chief Executive Officer's performance assessment of other executive officers, and reviews and approves compensation for the executive officers, including the Named Executive Officers

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Reviews and approves awards to executive officers under certain incentive compensation and equity-based plans, and reviews and approves the design of other benefit plans for executive officers

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Oversees the evaluation of risk associated with the Company's total compensation strategy and compensation programs

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Considers whether the work of the compensation consultant raises any conflict of interest

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Reviews and discusses with management the Compensation Discussion and Analysis

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Prepares the Compensation Committee's report on executive compensation

Independent Members of the Board of Directors	• Reviews the Committee's assessment of the Chief Executive Officer's performance
Independent Compensation Consultant

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Serves as a resource for market data on pay practices and trends

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Provides independent advice to the Compensation Committee

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Provides competitive analysis and advice related to outside director compensation

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Reviews the Compensation Discussion and Analysis

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Conducts an annual risk review.

Executive Officers

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The Chief Executive Officer makes compensation recommendations to the Compensation Committee for the other executive officers with respect to base salary

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The Chief Executive Officer and the Chief Financial Officer make recommendations on performance goals under our incentive compensation plans and provide recommendations as to whether performance goals were achieved at the end of the performance period

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Executive officers are not present when the Compensation Committee meets in executive session, or when decisions about their own compensation are made

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Market Data

        While the Compensation Committee considers market data in making compensation decisions, it does not target compensation at a particular percentile or within any targeted range based solely on competitive data. The data is one of a variety of factors considered by the Compensation Committee when considering base salary, annual and long-term equity awards and total compensation levels, and is generally considered as a market check.

        Each year, we review general compensation survey data from sources such as Towers Watson to provide the Compensation Committee with information about our compensation levels relative to comparable sized companies. In addition, we look at pay practices and levels for a peer group of companies that typically have global operations, a diversified business and annual sales and market capitalizations comparable to UPS. The peer group considered by the Committee in determining 2012 compensation consisted of the following 18 companies:

The Boeing Company	FedEx Corporation	PepsiCo, Inc.
Caterpillar Inc.	Johnson & Johnson	The Procter & Gamble Company
The Coca-Cola Company	The Kroger Co.	Sysco Corporation
Coca-Cola Enterprises, Inc.	Lockheed Martin Corporation	Target Corporation
Costco Wholesale Corporation	Lowe's Companies, Inc.	United Technologies Corporation
Dell Inc.	McDonald's Corporation	Walgreen Co.

        Motorola, Inc., which was part of the peer group in 2011, was eliminated in 2012 as a result of its separation into two independent companies. For 2013, there were two changes made to the peer group. First, Coca-Cola Enterprises, Inc. was eliminated due to the sale of its North American operations to The Coca-Cola Company resulting in a primarily internationally-focused company with total revenue below our peers. Second, The Home Depot, Inc. was added after determining that its scope of operations, total revenues, market capitalization and other peer selection criteria made it appropriate to include in the UPS group. Both of these changes were recommended by the independent compensation consultant following its annual peer group review and were approved by the Compensation Committee.

Internal Equity

        In addition to market data, the Compensation Committee considers the differentials between executive officer compensation and other UPS positions, and the additional responsibilities of the Chief Executive Officer compared to the other executive officers. Internal comparisons are made between executive officers and their direct reports in an effort to ensure that compensation paid to executive officers is reasonable compared to that of others with whom they work.

Annual Performance Reviews

        Each year the Chief Executive Officer provides the Compensation Committee with a subjective assessment of the Named Executive Officers. The Compensation Committee undertakes a comprehensive review each year of the Chief Executive Officer's performance and the full board meets in executive session to review the Chief Executive Officer's performance. Factors considered include the Chief Executive Officer's strategic vision and leadership, execution of our business strategy and achievement of our business goals, his demonstrated ability to make long-term decisions that create competitive advantage and his overall effectiveness as a leader and role model.

Elements of UPS Compensation

        The components of the compensation program for our Named Executive Officers are:

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  Base salary;

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  Annual incentive awards delivered in both cash and equity;

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  Long-term equity incentive awards; and

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  Benefits and perquisites.

Base Salary

        The Compensation Committee considers a number of factors in determining the annual base salaries of the Named Executive Officers. While company performance is the most important factor, scope of responsibility, leadership, market data and internal equity comparisons are all considered by the Compensation Committee when determining annual salary adjustments.

        Base salaries of the NEOs were increased by an average of 3.3%. The base salary of the CEO was increased by 2.5%, which was equivalent to the merit budget for the broader management population in 2012. Base salary increases were to reward performance and, for certain Named Executive Officers, to bring their compensation more in line with market rates.

Annual Incentives

MIP Performance Incentive Award — Overview

        The MIP award is designed to align pay with annual company performance. Based on the formula approved by the Compensation Committee for 2012, maximum executive officer MIP awards are targeted at a pool of 0.5% of net income in total; the CEO's maximum is 20% of the pool and each other NEO's maximum is 7.25% of the pool. The same performance measure and maximum allocation were approved by the Compensation Committee for 2013.

        The maximum incentive pool approach for the executive officers is intended to align pay with actual company performance in a manner that also provides compensation that is intended and structured to qualify as "performance-based compensation" exempt from the $1 million annual deduction limit of Section 162(m) of the Internal Revenue Code. The awards are granted under the 2012 Plan. Company net income performance will fund the pool to a maximum level, but the actual awards are determined based on the Compensation Committee's discretion. The Committee may approve awards that are less than the maximum but may not exceed the funded maximum amount for each NEO.

        The primary factors considered by the Committee in exercising its discretion include:

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  Overall company performance, including the 2012 MIP Evaluation Metrics listed on the next page.

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  Business environment and economic trends.

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  Target opportunity for each executive.

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  MIP factor (percent of target) applied to the non-executive MIP participants to determine their MIP awards.

        Although the Compensation Committee will consider the awards earned by non-executive employees under the broader MIP plan, it is just one input to their determination.

        MIP awards for executive officers are considered performance-based compensation fully at risk based on company performance. The design also supports our emphasis on stock ownership and long-term performance because the award is provided two-thirds in restricted performance units, or RPUs, and one-third in cash. As set forth in the terms and conditions approved by the Compensation Committee, MIP RPUs vest 20% per year over a five year period.

        We determine the number of RPUs granted by calculating the dollar value of the portion of the MIP award allocated to RPUs and dividing by the applicable closing price of our class B common stock on the NYSE. In light of the five year vesting schedule, we do not maintain additional holding period requirements for our employees after vesting. When dividends are paid on UPS common stock, an equivalent value is credited to the participant's bookkeeping account in additional RPUs.

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2012 MIP Performance Incentive Award Results

        For 2012, the Company's adjusted net income was $4.389 billion which results in a maximum incentive pool for executive officers of $21.945 million. The maximum for the CEO is therefore $4.389 million and $1.591 million for the other Named Executive Officers. In exercising their discretion to reduce the maximum available for each executive officer under the MIP performance incentive award and to more closely align executive officer MIP performance incentive awards with company performance, the Committee considered a number of factors including, but not limited to, company performance relative to target objectives for the executive officers detailed in the accompanying table (the 2012 MIP Evaluation Metrics), the level at which the MIP award was earned by non-executive employees, the general macro-economic environment and the Company's overall performance.

        The 2012 MIP Performance Incentive Evaluation Metrics and actual results considered by the Committee are shown in the following table.

2012 MIP Evaluation Metrics	Target	Actual
Consolidated Revenue Growth	6.0%	1.9%
Adjusted(1) Consolidated Earnings Per Share Growth	12.0%	4.1%
Consolidated Package Average Daily Volume Growth	3.5%	3.2%
(1)
In determining attainment of performance goals, the Committee excludes the effect of unusual or infrequently occurring items, charges for restructurings (employee severance liabilities, asset impairment costs, and exit costs), discontinued operations, extraordinary items and the cumulative effect of changes in accounting treatment. For 2012, the Compensation Committee excluded the impact of an increase in pension expense due to a mark-to-market loss and the impact of a charge from the withdrawal liability from a multiemployer pension plan.

        A specific weight was not assigned to any of the aspects of performance listed above. The Committee uses its judgment to determine final awards based on the Company's success in implementing the business plan and the challenges of the economic and competitive market in which UPS operated during the year.

        Summarized in the table below are the NEOs' maximum funded MIP performance incentive award based on the net income formula, target MIP performance incentive award, and the actual MIP performance incentive award based on the Committee's discretion.

2012 MIP Award	Maximum($)	Target($)	Actual($)
D. Scott Davis	4,388,741	1,700,127	1,190,089
David P. Abney	1,590,919	619,554	433,688
Kurt P. Kuehn	1,590,919	566,982	396,887
David A. Barnes	1,590,919	551,382	385,967
John J. McDevitt	1,590,919	562,614	393,830

MIP Ownership Incentive Award

        To reward management employees for maintaining significant ownership of UPS equity securities, all MIP participants are eligible for an additional incentive award up to the equivalent of one month's salary. The MIP ownership incentive award is paid in the same proportion of cash and RPUs as the MIP performance incentive award.

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        The amount of the award is equal to the value of the participant's equity ownership multiplied by an ownership incentive award percentage, which is 1.25% for the Chief Executive Officer and 1.50% for the other Named Executive Officers. The maximum award that can be earned is one month's salary.

        Ownership levels for the 2012 awards were determined by totaling the number of UPS shares in the participant's family group accounts and the participant's unvested restricted units and deferred compensation shares, and then multiplying the sum by the closing price of a class B share on the NYSE on December 31, 2012 (the last trading day of the year). All of the Named Executive Officers earned the maximum MIP ownership incentive award of one month's salary.

Long-Term Incentives

        Our long-term incentive programs provide participants with grants of equity-based incentives that are intended to reward performance over a multi-year period. For 2012, our equity programs included the Stock Option Program and the Long-Term Incentive Performance ("LTIP") award program. All awards under the programs were granted under the 2009 Plan.

Program	Payment Form and Program Type	Target Amount	Performance Measures and/or Value Proposition	Program Objectives
Stock options	Stock options vest 20% per year over five years and have a ten-year term	45% of annualized base salary for the Chief Executive Officer and 30% for the other executive officers	Value recognized only if UPS stock price appreciates	Provides a significant link to company stock price performance Enhances stock ownership and shareowner alignment
Restricted performance units under LTIP	RPUs are settled in UPS stock if earned based on company performance If earned, award vests after the end of the third fiscal year	As a percent of base salary: 675% — Chief Executive Officer 575% — Chief Operating Officer 300% — Chief Financial Officer 250% — other executive officers	Revenue growth Operating return on invested capital Three-year EPS targets Value increases or decreases with stock price	Supports the Company's annual and long-term operating plan and business strategy Enhances stock ownership and shareowner alignment

Stock Option Program

        The Compensation Committee believes that stock options provide a significant link to company performance and maximize shareowner value, as the option holder receives value only if our stock price increases. Stock options also have retention value, as the option holder will not receive value from the options unless he or she remains our employee during the vesting period of the award (except in the case of retirement, death or disability during the vesting period).

        The non-qualified stock options granted during and after 2008 vest 20% per year over five years and expire ten years from the date of grant. Unvested stock options vest automatically upon death, disability or retirement. In light of the five year duration of the vesting schedule, we do not maintain additional holding period requirements for

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our employees after vesting. Grants do not include dividend equivalents or any reload grant features.

Long-Term Incentive Performance Award Program — Overview

        The LTIP award program is designed to further strengthen the performance component of our executive compensation package and enhance retention of key talent. Approximately 500 members of our senior management team, including the Named Executive Officers, participate in this program.

        The program has a three-year award cycle. A target award of RPUs is granted to executive officers and certain other eligible managers at the beginning of the three-year period. Ninety percent of the total target award is divided into three substantially equal performance tranches, one for each calendar year in the three-year award cycle. The remaining 10% is based upon achievement of a diluted earnings per share target for the third year. Performance measures, such as revenue growth, operating return on invested capital ("ROIC"), and diluted earnings per share, are set by the Compensation Committee at the beginning of each calendar year in the three-year award cycle.

        The actual number of RPUs that the management employee will receive is determined once the payment percentage for a particular tranche has been approved by the Compensation Committee, based on achievement of performance goals for the applicable calendar year.

LTIP Target Award Values

        The Compensation Committee approved 2012 target award values for the three-year 2012 LTIP awards at 675% of base salary for the Chief Executive Officer, 575% of base salary for the Chief Operating Officer, 300% of base salary for the Chief Financial Officer and 250% of base salary for the other executive officers. Target award values are based on internal pay equity considerations and market data regarding total compensation of comparable positions at similarly sized companies. Differences in the target award values are based on increasing levels of responsibility among the management team. The maximum LTIP award that can be earned is 150% of target.

        The threshold, target and maximum number of RPUs that can be earned by the Named Executive Officers under the 2012 LTIP is shown in the Grants of Plan-Based Awards for 2012 table.

Total 2012 Long-Term Equity Incentive Award Target Values

        Shown in the table is the total long-term incentive opportunity granted to the Named Executive Officers in 2012, based upon a percentage of annualized base salary.

Named Executive Officer	Options (% salary)	LTIP RPUs (% salary)	Total (% salary)
D. Scott Davis	45	675	720
David P. Abney	30	575	605
Kurt P. Kuehn	30	300	330
David A. Barnes	30	250	280
John J. McDevitt	30	250	280

LTIP Performance Targets and Results

        Performance targets and actual results for the completed performance periods for the 2010 LTIP, 2011 LTIP and 2012 LTIP are described below. Where the three-year LTIP cycles overlap, the performance goals for individual years are the same. The underlying units are earned based on actual performance as compared to pre-established performance criteria for each period over the three-year cycle of the award. The tranches based on 2012 performance, and the related Committee decisions, are shaded in the chart below. A description of the adjustments we make to the performance goals is included after the table.

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	Percent of Total LTIP Award	Performance Goals(1)	Actual Results(1)	Percent of LTIP Tranche Earned
2010 LTIP Award
2010 Performance Tranche	30%	revenue growth — 8.0% operating ROIC — 18.5%	revenue growth — 9.4% operating ROIC, as adjusted — 21.6%	120%
2011 Performance Tranche	30%	revenue growth — 8.0% operating ROIC — 24.0%	revenue growth — 7.2% operating ROIC, as adjusted — 24.3%	95%
2012 Performance Tranche	30%	revenue growth — 6.0% operating ROIC — 26.0%	revenue growth — 1.9% operating ROIC, as adjusted — 24.6%	70%
2012 Earnings Measurement Tranche	10%	2012 earnings per share — $4.01	2012 earnings per share, as adjusted — $4.53	100%
2011 LTIP Award
2011 Performance Tranche	30%	revenue growth — 8.0% operating ROIC — 24.0%	revenue growth — 7.2% operating ROIC, as adjusted — 24.3%	95%
2012 Performance Tranche	30%	revenue growth — 6.0% operating ROIC — 26.0%	revenue growth — 1.9% operating ROIC, as adjusted — 24.6%	70%
2012 LTIP Award
2012 Performance Tranche	30%	revenue growth — 6.0% operating ROIC — 26.0%	revenue growth — 1.9% operating ROIC, as adjusted — 24.6%	70%
(1)
In determining attainment of performance goals, the Committee excludes the effect of unusual or infrequently occurring items, charges for restructurings (employee severance liabilities, asset impairment costs, and exit costs), discontinued operations, extraordinary items and the cumulative effect of changes in accounting treatment. For 2012, the Compensation Committee excluded the impact of an increase in pension expense due to mark-to-market loss and the impact of a charge from the withdrawal liability from a multiemployer pension plan.

        As shown in the table above, based on actual performance, 70% of the 2012 performance tranche was earned for each of the outstanding LTIP awards. In addition, the 2012 earnings measurement tranche for the 2010 LTIP award was earned at target.

        The RPUs for 2012 are now earned based on performance, meaning the amount of the award for the 2012 performance period has been determined, but will not vest until January 31 following the third year of the cycle, provided the participant remains employed as of the vesting date. For example, units earned under the 2010 LTIP award vested January 31, 2013 and units earned under the 2012 LTIP award will not vest until January 31, 2015. Special vesting rules apply to terminations by reason of death, disability or retirement. A participant's earned RSU and RPU account will be adjusted quarterly for dividends paid on class A common stock. Awards that vest will be distributed in the form of class A common stock.

Benefits and Perquisites

        Consistent with our culture, the benefits and perquisites offered to the Named Executive Officers are the same or similar to programs offered to the entire UPS management team, with the exception of a financial planning service and executive health services. Additional information on these benefits can be found in the program descriptions below.

The UPS 401(k) Savings Plan

        The UPS 401(k) Savings Plan is a 401(k) plan offered to all U.S.-based employees who are not subject to a collective bargaining agreement and who are not eligible to participate in another savings plan sponsored by UPS or one of its subsidiaries. We provided a matching contribution

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to those UPS employees who made elective deferrals to the UPS 401(k) Savings Plan. The Company matches 50% of up to 5% of eligible pay contributed to the UPS 401(k) Savings Plan for the Named Executive Officers. The match is paid in shares of class A common stock.

Qualified and Non-Qualified Pension Plans

        Named Executive Officers participate in our qualified retirement program, the UPS Retirement Plan, on the same terms as all other participants. Benefits payable under the plan are subject to the maximum compensation limits and the annual benefit limits for a tax-qualified defined benefit plan as established by the Internal Revenue Service. Amounts exceeding these limits are paid pursuant to the UPS Excess Coordinating Benefit Plan, which is a non-qualified restoration plan designed to replace the amount of benefits limited under the tax-qualified plan. Without the Excess Coordinating Benefit Plan, the Named Executive Officers would receive a lower benefit as a percent of final average earnings than the benefit received by other participants in the UPS Retirement Plan.

Discounted Employee Stock Purchase Plan

        To foster our manager-owner philosophy, we have maintained a Discounted Employee Stock Purchase Plan since 2001. The plan provides all U.S.-based employees, including the Named Executive Officers, and some internationally based employees, with the opportunity to purchase up to $10,000 in our class A common stock annually at a discount to the market price of our stock. The plan has been designed to comply with Section 423 of the Internal Revenue Code. The purchase price at which our class A common stock may be acquired under the plan is equal to 95% of the fair market value of the shares on the last day of each calendar quarter. Share purchases are made on a quarterly basis.

Financial Planning Service

        Our executive officers are eligible for a financial services benefit through which the Company reimburses fees from financial and tax services providers up to $15,000 per year, including the cost of personal excess liability insurance coverage.

Executive Health Services

        UPS's business continuity is best facilitated by avoiding any prolonged or unexpected absences by members of its senior management team. To that end, all Named Executive Officers were provided certain executive health services, including comprehensive physical examinations.

Other Compensation and Governance Policies

Stock Ownership Guidelines

        The board has adopted stock ownership guidelines that apply to management and to members of our board of directors. The guidelines further our core philosophy that managers should also be owners of our company. The guidelines are based on our expectation that each executive officer and director will maintain a targeted level of investment in our stock. Compensation programs are designed to foster long-term stock ownership by all of our managers; therefore each executive officer has accumulated a meaningful number of shares of our common stock. As a result, the interests of shareowners and our executive officers are closely aligned, and our executive officers have a strong incentive to provide effective management.

        Target ownership for the Chief Executive Officer is eight times annual salary, and for the other executive officers is five times annual salary. The target for our non-employee directors is five times their annual retainer. Shares of class A common stock, deferred units and vested and unvested RSUs and RPUs are considered as owned for purposes of calculating ownership. Managers and directors are expected to reach target ownership within five years of adoption of the guideline or the date that the manager or director became subject to the guideline.

        As of December 31, 2012, all of the Named Executive Officers met or exceeded their stock

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ownership guidelines, after excluding any shares pledged by the Named Executive Officer.

        In addition, all of our non-employee directors who have been subject to the stock ownership guidelines for at least five years exceed their target ownership. Sandy Randt, who joined the board in 2010, Candace Kendle, who joined the board in 2011, and Kevin Warsh, who joined the board in 2012, have an additional two, three and four years, respectively, to achieve target ownership. RSUs are required to be held by the non-employee director until he or she separates from the UPS board of directors.

Hedging and Pledging Policies

        We prohibit our executive officers and directors from hedging their ownership in UPS stock. Specifically, they are prohibited from purchasing or selling derivative securities relating to UPS stock and from purchasing financial instruments that are designed to hedge or offset any decrease in the market value of UPS securities.

        In addition, our directors and executive officers are prohibited from entering into future pledges of UPS securities as collateral for a loan and holding UPS securities in margin accounts, and these individuals are encouraged (but not required) to unwind any existing pledges.

Clawback Policy

        The 2012 Plan and 2009 Plan provide that if an award is made to an executive officer, and the Compensation Committee later determines that financial results used to determine the amount of the award are materially restated and that the executive officer engaged in fraud or intentional misconduct, we will seek repayment or recovery of the award. This clawback applies to all awards granted under the 2012 Plan and 2009 Plan.

Equity Grant Practices

        Grants for all equity programs under the 2012 Plan are approved by the Compensation Committee. Stock options have an exercise price equal to the closing market price on the NYSE on the date of grant.

Employment or Change in Control Agreements

        We do not have employment agreements with any of our executive officers. In addition, we do not have a separate change in control or severance agreement with any of our executive officers.

        The 2012 Plan generally requires a "double trigger" — both a change in control and a termination of employment — to accelerate the vesting of unvested awards. The 2009 Plan also requires a double trigger. The UPS Incentive Compensation Plan adopted in 1999 (the "1999 Plan") included a provision for an automatic acceleration of unvested awards in the event of a change in control. This provision applies equally to all outstanding equity awards under the 1999 Plan. At the time of the adoption of the 1999 Plan, the accelerated vesting of all outstanding equity awards following a change in control was a customary and reasonable component of an equity incentive program. All of the equity awards granted to the Named Executive Officers prior to May 7, 2009 are subject to the single trigger, while equity awards granted after that date are subject to the double trigger.

Consideration of Previous "Say on Pay" Voting Results

        Our most recent "say on pay" vote was held at our 2011 annual meeting of shareowners, where over 93% of votes cast for or against the proposal approved our compensation program as described in our 2011 proxy statement. As described in our 2012 proxy statement, the Compensation Committee believes that shareowners support our compensation policies. Therefore, the Compensation Committee continued to apply the same principles in determining the amounts and types of executive compensation for 2011 and 2012.

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        Because a substantial majority (over 70%) of votes cast for the shareowner "say on frequency" vote at our 2011 annual meeting expressed a preference for having a say on pay vote every three years, our next say on pay vote will be held at our 2014 annual meeting of shareowners. We welcome the input of our shareowners on our compensation policies and compensation program at any time, and not just in the year where we will conduct a say on pay vote.

Tax Implications of Executive Compensation

        Section 162(m) of the Internal Revenue Code makes compensation paid to certain named executive officers in amounts in excess of $1 million not tax deductible unless the compensation is paid under a predetermined objective performance plan meeting certain requirements, or satisfies one of various other exemptions. The MIP, LTIP and stock option programs are administered by the Compensation Committee and the payments are intended to qualify as performance-based compensation and thus satisfy the performance-based requirements for tax deductible compensation. The Compensation Committee believes that the interests of our shareowners are best served by not restricting the Compensation Committee's discretion and flexibility in crafting compensation plans and arrangements. While the Compensation Committee intends to structure awards to comply with Section 162(m), the Compensation Committee may approve elements of compensation for certain executive officers that are not fully deductible, and reserves the right to do so in the future in appropriate circumstances.

Report of the Compensation Committee

        The Compensation Committee is responsible for, among other things, reviewing and approving compensation for the executive officers, establishing the performance goals on which the compensation plans are based and setting the overall compensation principles that guide the committee's decision-making. The Compensation Committee has reviewed the Compensation Discussion and Analysis ("CD&A") and discussed it with management. Based on the review and the discussions with management, the Compensation Committee recommended to the board of directors that the CD&A be included in the 2013 proxy statement and incorporated by reference in the Annual Report on Form 10-K for the year ended December 31, 2012 filed with the Securities and Exchange Commission.

        The Compensation Committee

        John W. Thompson, Chair
        F. Duane Ackerman
        Stuart E. Eizenstat
        Ann M. Livermore

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Summary Compensation Table for 2012

        The following table shows the compensation for each of the Named Executive Officers for 2012, 2011 and 2010.

Name and Principal Position	Year	Salary ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compen- sation ($)(4)	Change in Pension Value ($)(5)	All Other Compen- sation ($)(6)	Total ($)
D. Scott Davis	2012	1,049,703	8,714,617	463,675	426,034	1,453,028	40,292	12,147,349

Chairman and Chief Executive	2011	1,022,865	9,455,012	450,807	566,996	1,516,686	40,732	13,053,098

Officer	2010	1,000,000	7,798,973	437,514	232,000	1,227,435	30,097	10,726,019
David P. Abney	2012	485,517	3,405,622	142,980	158,132	1,123,038	17,383	5,332,672

Senior Vice President and Chief	2011	473,097	3,614,104	148,937	209,431	606,037	14,931	5,066,537

Operating Officer	2010	462,500	3,037,551	144,533	107,300	2,120,391	8,104	5,880,379
Kurt P. Kuehn	2012	452,502	1,759,853	130,852	145,017	908,556	28,612	3,425,392

Senior Vice President and Chief	2011	427,137	1,865,518	136,299	191,660	535,154	29,815	3,185,583

Financial Officer	2010	400,000	1,631,710	125,015	92,800	494,949	22,374	2,766,848
David A. Barnes	2012	436,866	1,468,744	127,255	140,909	937,023	15,732	3,126,529

Senior Vice President and Chief	2011	418,137	1,566,642	132,558	186,386	485,169	14,648	2,803,540

Information Officer	2010	400,000	1,407,412	125,015	92,800	1,588,489	7,994	3,621,710
John J. McDevitt	2012	440,898	1,518,495	129,841	143,599	327,698	18,164	2,578,695

Senior Vice President, Human	2011	429,621	1,633,122	135,248	190,183	168,010	13,796	2,569,980

Resources and Labor Relations	2010	420,000	1,477,730	131,259	97,440	175,609	7,146	2,309,184
(1)
This column represents the salary earned from January 1 through December 31 of the applicable year, including the historical half-month bonus program. Salary increases generally are effective in April of the relevant fiscal year and therefore account for any variations reflected in this column.
(2)
The values for stock awards in this column represent the aggregate grant date fair value for the stock awards granted in the applicable year, computed in accordance with FASB ASC Topic 718. These awards include LTIP RSUs or RPUs, long-term incentive plan RPUs and MIP RPUs and RSUs. Awards with performance conditions are computed based on the probable outcome of the performance condition as of the grant date for the award. Information about the assumptions used to value these awards can be found in Note 11 "Stock-Based Compensation" in our 2012 Annual Report on Form 10-K. The amounts reported for these awards may not represent the amounts that the individuals will actually realize, as the amounts, if any, ultimately received will depend on company performance and the change in our stock price over time. An overview of the features of these awards can be found in the "Compensation Discussion and Analysis" above.

  In accordance with SEC rules, we also are required to disclose the grant date fair value for awards with performance conditions assuming maximum performance. The grant date fair value for the 2012 LTIP RPU awards, assuming maximum performance, are as follows: Davis — $11,023,142; Abney — $4,343,055; Kuehn — $1,999,333; Barnes — $1,590,854; and McDevitt — $1,653,096.

(3)
The values for stock option awards in this column represent the aggregate grant date fair value for the option awards granted in the applicable year computed in accordance with FASB ASC Topic 718. The assumptions used to value these awards can be found in Note 11 "Stock-Based Compensation" in our 2012 Annual Report on Form 10-K. The amounts reported for these awards may not represent the amounts that the individuals will actually realize, as the amounts, if any, ultimately received will

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  depend on the change in our stock price over time. An overview of the features of these awards can be found in the "Compensation Discussion and Analysis" above.

(4)
This column shows the cash portion of the MIP award and the MIP Ownership Incentive award. For a description of the MIP, see "Compensation Discussion and Analysis" above. The MIP Ownership Incentive award was paid at 100% of target (one month's salary) for each Named Executive Officer who met or exceeded his target ownership level in the same proportion that the MIP award is paid.
(5)
This column represents an estimate of the annual increase in the actuarial present value of the Named Executive Officer's accrued benefit under our retirement plans for the applicable year, assuming the greater of actual age or a retirement age of 60. In addition, David Abney and David Barnes first became eligible to participate in the UPS Excess Coordinating Benefit Plan in 2010. In the year that an individual first becomes eligible for the UPS Excess Coordinating Benefit Plan, the Change in Pension Value includes the full present value of the individual's accrued benefit in the plan. See "2012 Pension Benefits" below for additional information, including the present value assumptions used in this calculation. The change in pension value can be impacted by a number of factors: additional credited service, changes in amounts of compensation covered by the benefit formula, plan amendments, impact of changes in assumptions used to estimate present values, and others. Amounts for 2012 were impacted by the decline in discount rates of 123 basis points for the Retirement Plan and 129 basis points for the UPS Excess Coordinating Benefit Plan. There are no above market or preferential earnings for the UPS Deferred Compensation Plan.
(6)
The following table breaks down the amounts shown in this column for 2012 (all amounts in $):

Name	401(k) Match	Life Insurance	RPRO	Financial Planning	Healthcare Benefits	Total
D. Scott Davis	6,250	7,917	5,839	13,000	7,286	40,292
David P. Abney	6,250	2,247	0	1,600	7,286	17,383
Kurt P. Kuehn	6,250	2,076	0	13,000	7,286	28,612
David A. Barnes	6,250	1,996	0	0	7,486	15,732
John J. McDevitt	6,250	1,078	0	3,550	7,286	18,164

  For a description of the Restoration Plan Rollover Option, or RPRO, see "2012 Pension Benefits" below.

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 Grants of Plan-Based Awards for 2012

        The following table provides information about awards granted in 2012 to each of the Named Executive Officers.

								All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	All Other Option Awards: Number of Securities Underlying Options (#)(4)		Grant Date Fair Value of Stock and Option Awards ($)(5)
		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)					Exercise or Base Price of Option Awards ($/Sh)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
D. Scott Davis		—	566,709	1,462,914

	03/01/2012				32,564	90,455	131,160				7,580,585

	03/01/2012								31,197	76.89	463,675

	03/09/2012							14,743			1,134,032
David P. Abney		—	206,518	530,307

	03/01/2012				12,830	35,640	51,678				2,986,716

	03/01/2012								9,620	76.89	142,980

	03/09/2012							5,446			418,906
Kurt P. Kuehn		—	188,994	530,307

	03/01/2012				6,126	17,017	24,675				1,376,484

	03/01/2012								8,804	76.89	130,852

	03/09/2012							4,984			383,369
David A. Barnes		—	183,794	530,307

	03/01/2012				4,965	13,791	19,997				1,095,913

	03/01/2012								8,562	76.89	127,255

	03/09/2012							4,847			372,831
John J. McDevitt		—	187,538	530,307

	03/01/2012				5,066	14,072	20,405				1,138,126

	03/01/2012								8,736	76.89	129,841

	03/09/2012							4,945			380,369
(1)
Reflects the target and maximum values of the cash portion of the 2012 MIP performance incentive award for each Named Executive Officer. Does not include the MIP ownership incentive award, which is equal to one-third of one month's salary: Davis — $29,337; Abney — $13,569; Kuehn — $12,721; Barnes — $12,253; and McDevitt — $12,322. The potential payments for the MIP performance incentive award are performance-based and therefore at risk. The MIP program is described in the "Compensation Discussion and Analysis" above.
(2)
These columns show the potential number of units that would be awarded under the 2012 LTIP at the end of the applicable three-year performance period if the threshold, target or maximum performance goals are satisfied.
(3)
Represents the number of RPUs granted under the MIP on March 9, 2012.
(4)
This column shows the number of stock options granted on March 1, 2012.
(5)
This column shows the grant date fair value of the LTIP RPUs, MIP RPUs, and stock options under FASB ASC Topic 718 granted to each of the Named Executive Officers in 2012. The grant date fair values are calculated using the NYSE closing price of UPS stock on the date of grant for RSUs and RPUs and the Black-Scholes option pricing model for stock options. The grant date fair value of the units granted under the 2010 LTIP, 2011 LTIP and 2012 LTIP, which have performance conditions, are computed based on the probable outcome of the performance condition for the 2012 performance period and the related earnings measurement tranche. There can be no assurance that the grant date fair value of stock and option awards will ever be realized.

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 Outstanding Equity Awards at Fiscal Year-End 2012

        The following table shows the number of shares covered by exercisable and unexercisable options and unvested RSUs and RPUs held by the Named Executive Officers on December 31, 2012.

						Stock Awards
									Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
								Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)
	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price ($)	Option Grant Date	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)
D. Scott Davis	12,260		70.70	05/03/2004	05/02/2014

	12,660		72.07	05/09/2005	05/08/2015

	11,844		80.88	05/01/2006	04/29/2016

	16,086		70.90	05/09/2007	05/08/2017

	20,871	5,218	71.58	05/07/2008	05/07/2018

	24,183	16,122	55.83	05/06/2009	05/06/2019

	11,799	17,700	67.18	05/05/2010	05/05/2020

	5,664	22,658	74.25	05/04/2011	05/04/2021

		31,197	76.89	03/01/2012	03/01/2022

						166,758	12,295,040	201,662	14,868,539
David P. Abney	9,321		62.40	05/02/2003	05/02/2013

	9,034		70.70	05/03/2004	05/02/2014

	9,812		72.07	05/09/2005	05/08/2015

	9,052		80.88	05/01/2006	04/29/2016

	11,260		70.90	05/09/2007	05/08/2017

	6,895	1,724	71.58	05/07/2008	05/07/2018

	7,989	5,326	55.83	05/06/2009	05/06/2019

	3,898	5,847	67.18	05/05/2010	05/05/2020

	1,871	7,486	74.25	05/04/2011	05/04/2021

		9,620	76.89	03/01/2012	03/01/2022

						62,923	4,639,327	79,454	5,858,143
Kurt P. Kuehn	2,420		62.40	05/02/2003	05/02/2013

	7,905		70.70	05/03/2004	05/02/2014

	8,862		72.07	05/09/2005	05/08/2015

	8,178		80.88	05/01/2006	04/29/2016

	9,652		70.90	05/09/2007	05/08/2017

	5,963	1,491	71.58	05/07/2008	05/07/2018

	6,909	4,607	55.83	05/06/2009	05/06/2019

	3,371	5,058	67.18	05/05/2010	05/05/2020

	1,712	6,851	74.25	05/04/2011	05/04/2021

		8,804	76.89	03/01/2012	03/01/2022

						37,860	2,791,432	36,787	2,712,306

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						Stock Awards
									Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
								Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)
	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price ($)	Option Grant Date	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)
David A. Barnes	2,577		62.40	05/02/2003	05/02/2013

	2,404		70.70	05/03/2004	05/02/2014

	7,153		72.07	05/09/2005	05/08/2015

	8,178		80.88	05/01/2006	04/29/2016

	9,652		70.90	05/09/2007	05/08/2017

	5,963	1,491	71.58	05/07/2008	05/07/2018

	4,606	4,607	55.83	05/06/2009	05/06/2019

	3,371	5,058	67.18	05/05/2010	05/05/2020

	1,665	6,663	74.25	05/04/2011	05/04/2021

		8,562	76.89	03/01/2012	03/01/2022

						33,337	2,457,921	29,586	2,181,376
John J. McDevitt	9,034		70.70	05/03/2004	05/02/2014

	9,495		72.07	05/09/2005	05/08/2015

	8,883		80.88	05/01/2006	04/29/2016

	10,488		70.90	05/09/2007	05/08/2017

	6,261	1,566	71.58	05/07/2008	05/07/2018

	4,837	4,837	55.83	05/06/2009	05/06/2019

	3,540	5,310	67.18	05/05/2010	05/05/2020

	1,699	6,798	74.25	05/04/2011	05/04/2021

		8,736	76.89	03/01/2012	03/01/2022

						34,724	2,560,214	30,656	2,260,267
(1)
Stock options granted on or before May 9, 2007 are vested. For stock options granted on May 7, 2008, May 6, 2009, May 5, 2010, May 4, 2011 and March 1, 2012, vesting occurs over a five-year period with 20% of the option vesting at each anniversary date of the grant. All options expire ten years from the date of grant.
(2)
Unvested stock awards in this column include RSUs and RPUs. The units granted as part of MIP in 2008, 2009, and 2010 vest over a five-year period with approximately 20% of the awards vesting on October 15 of each year. The units granted as part of MIP in 2012 vest over a five-year period with approximately 20% of the award vesting on January 15 of each year. The units granted as part of LTIP will vest, if earned, on January 31 of the year following the end of the three-year performance cycle for each grant. The units granted under the LTI in 2008, 2009, 2010 and 2011 vest over a five-year period with approximately 20% of the award vesting at each anniversary date of the grant. Values are rounded to the closest unit.
(3)
Market value based on NYSE closing price on December 31, 2012 of $73.73.
(4)
Represents the potential units to be earned under the 2010 LTIP award (for the 2012 performance period), the 2011 LTIP award (for the 2012 and 2013 performance periods) and the 2012 LTIP award (for the 2012, 2013 and 2014 performance periods), and the related earnings measurement tranches. For the 2012, 2013 and 2014 performance periods, we have assumed target performance goals will be met.

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 Option Exercises and Stock Vested in 2012

        The following table sets forth the number and corresponding value realized during 2012 with respect to options that were exercised and restricted stock units and restricted performance units that vested for each Named Executive Officer.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)(2)	Value Realized on Vesting ($)(3)
D. Scott Davis	13,305	209,820	152,856	11,604,036
David P. Abney	8,296	141,613	60,658	4,605,019
Kurt P. Kuehn	4,819	82,260	33,612	2,556,920
David A. Barnes	4,781	81,612	29,388	2,237,316
John J. McDevitt	0	0	30,997	2,359,877
(1)
This number is calculated by subtracting the exercise price from the price of our class B common stock on the date of exercise and multiplying the number of shares underlying the options. The amounts in this column may not represent amounts that were actually realized.
(2)
The value in this column represents the 2007 LTI award granted in the form of RPUs that vested on May 9, 2012; approximately 20% of the 2008 LTI award granted in the form of RPUs that vested on May 7, 2012; approximately 20% of the 2009 LTI award granted in the form of RPUs that vested on May 6, 2012; approximately 20% of the 2010 LTI award granted in the form of RPUs that vested on May 5, 2012; approximately 20% of the 2011 LTI award granted in the form of RPUs that vested on May 4, 2012; the 2009 LTIP award granted in the form of RSUs that vested on January 31, 2012; and approximately 20% of the 2007, 2008, 2009 and 2010 MIP award granted in the form of RSUs that vested on October 15, 2012. Vested RSU and RPU awards are distributed to participants in an equivalent number of shares of class A common stock.
(3)
The value shown is based on the NYSE closing prices on January 31, 2012, the date the RSUs granted under the 2009 LTIP award vested, of $75.65 per share; May 4, 2012, the date that the RPUs granted under the 2011 LTI vested, of $77.73 per share; May 5, 2012, the date that the RPUs granted under the 2010 LTI vested, of $77.73 per share; May 6, 2012, the date the RPUs granted under the 2009 LTI vested, of $77.73 per share; May 7, 2012, the date the RPUs granted under the 2008 LTI vested, of $77.80 per share; May 9, 2012, the date the RPUs granted under the 2007 LTI vested, of $77.15 per share; and October 15, 2012, the date the RSUs granted under MIP vested, of $72.59 per share. If the vesting date is not a NYSE trading day, the prior trading day's closing price is used.

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2012 Pension Benefits

        The following table quantifies the pension benefits expected to be paid to each of the Named Executive Officers from the UPS Retirement Plan, the Restoration Plan Rollover Option ("RPRO") and the UPS Excess Coordinating Benefit Plan. The terms of each are described below.

Name	Plan Name	Number of Years Credited Service(#)(1)	Present Value of Accumulated Benefit($)(2)	Payments During Last Fiscal Year($)
D. Scott Davis	UPS Retirement Plan	28.0 years	1,354,026	0
	Restoration Plan Rollover Option	24.0 years	1,370,241	0
	UPS Excess Coordinating Benefit Plan	28.0 years	5,334,461	0
	Total		8,058,728	0
David P. Abney	UPS Retirement Plan	38.8 years	1,639,155	0
	UPS Excess Coordinating Benefit Plan	38.8 years	3,096,680	0
	Total		4,735,835	0
Kurt P. Kuehn	UPS Retirement Plan	35.9 years	1,607,070	0
	UPS Excess Coordinating Benefit Plan	35.9 years	2,495,516	0
	Total		4,102,586	0
David A. Barnes	UPS Retirement Plan	33.8 years	1,505,998	0
	UPS Excess Coordinating Benefit Plan	33.8 years	2,298,220	0
	Total		3,804,218	0
John J. McDevitt	UPS Retirement Plan	36.2 years	1,364,964	0
	Total		1,364,964	0
(1)
This column represents years of service as of December 31, 2012 for all plans except for the RPRO. Service used for the RPRO was frozen for Scott Davis at age 57.
(2)
This column represents the total discounted value of the monthly lifetime benefit earned at December 31, 2012 assuming the executive continues in service and retires at age 60 or at the executive's actual age, if later. The present value is not the monthly or annual lifetime benefit that would be paid to the executive. The present values are based on discount rates of 4.39%, 5.72% and 4.33% for the UPS Retirement Plan, Restoration Plan Rollover Option and UPS Excess Coordinating Benefit Plan, respectively, at December 31, 2012. The present values assume no pre-retirement mortality and utilize the RP 2000 mortality tables projected to 2019 using scale AA with no collar adjustments.

        The UPS Retirement Plan is noncontributory and includes substantially all eligible employees of participating domestic subsidiaries who are not members of a collective bargaining unit, as well as certain employees covered by a collective bargaining agreement.

        UPS also sponsors a non-qualified defined benefit plan, the UPS Excess Coordinating Benefit Plan, for non-union employees whose pay and benefits in the qualified plan are limited by the Internal Revenue Service. An employee must be at least age 55 with 10 years of service to be eligible to participate in this plan. David Abney and Dave Barnes first became eligible to participate in this plan in 2010. John McDevitt is not yet eligible to participate in the plan. In the year that an individual first becomes eligible to participate in the UPS Excess Coordinating Benefit Plan, there is an increase for the participant for that year equal to the full present value of the participant's accrued benefit in the plan.

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        The Compensation Committee believes that the retirement, deferred compensation and/or savings plans offered at UPS are important for the long-term economic well-being of our employees, and are important elements of attracting and retaining the key talent necessary to compete. The UPS Retirement Plan and UPS Excess Coordinating Benefit Plan provide monthly lifetime benefits to participants and their eligible beneficiaries based on final average compensation at retirement, service with UPS and age at retirement. Participants may choose to receive a reduced benefit payable in an optional form of annuity that is equivalent to the single lifetime benefit.

        The plans provide monthly benefits based on the greatest result from up to four benefit formulas. Participants receive the largest benefit from among the applicable benefit formulas. For all executives except David Abney and John McDevitt, the formula that results in the largest benefit is called the "grandfathered integrated formula." This formula provides retirement income equal to 58.33% of final average compensation offset by a portion of the Social Security benefit. A participant with less than 35 years of benefit service receives a proportionately lesser amount. For David Abney and John McDevitt, the formula that results in the largest benefit is called the "integrated account formula." This formula provides retirement income equal to 1.2% of final average compensation plus 0.4% of final average compensation in excess of the Social Security Wage Base times years of benefit service.

        Participants earn benefit service for the time they work as an eligible UPS employee. For purposes of the formulas, compensation includes salary and an eligible portion of the MIP award. The average final compensation for each participant in the plans is the average covered compensation of the participant during the five highest consecutive years out of the last ten full calendar years of service.

        Benefits payable under the UPS Retirement Plan are subject to the maximum compensation limits and the annual benefit limits for a tax-qualified defined benefit plan as prescribed and adjusted from time to time by the Internal Revenue Service. Eligible amounts exceeding these limits will be paid from the UPS Excess Coordinating Benefit Plan. Under this plan, participants receive the benefit in the form of a life annuity. From 1999 through 2002, certain executives were eligible for the RPRO, which allowed them to receive their benefit in excess of the Retirement Plan in a combination of life annuity and cash lump sum. Under this option, the cash lump sum is based on a projected benefit under the Excess Coordinating Benefit Plan using projected pay and service through the date the executive would have reached age 57.

        The plans permit participants with 25 or more years of benefit service to retire as early as age 55 with only a limited reduction in the amount of their monthly benefits. Each of the Named Executive Officers would be eligible to retire at age 60 and receive unreduced benefits from the plans. In addition, the plans allow participants with ten years or more of service to retire at age 55 with a larger reduction in the amount of their benefit. As of December 31, 2012, David Abney, Kurt Kuehn and Dave Barnes were eligible for early retirement with reduced benefits. If they had retired on December 31, 2012, their benefits would be reduced by 8.25%, 5.25% and 7.75%, respectively. Scott Davis is currently eligible for early retirement with unreduced benefits.

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 2012 Non-Qualified Deferred Compensation

        The following table shows the executive contributions, earnings and account balances for the Named Executive Officers in the UPS Deferred Compensation Plan for 2012.

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(1)
D. Scott Davis	0	0	53,563	0	862,881
David P. Abney	0	0	104,483	0	1,625,597
Kurt P. Kuehn	0	0	48,729	0	1,057,620
David A. Barnes	0	0	25,925	0	694,369
John J. McDevitt	0	0	92,890	0	1,899,494
(1)
Certain amounts in this column represent salary, bonus or stock options contributed by the Named Executive Officer to the plan in prior years as follows:

Name	($)
D. Scott Davis	536,848
David P. Abney	1,122,199
Kurt P. Kuehn	711,254
David A. Barnes	492,880
John J. McDevitt	1,274,729

        There are three deferred compensation vehicles in the UPS Deferred Compensation Plan, and not all of the Named Executive Officers participate in each feature of the UPS Deferred Compensation Plan.

2004 and Before Salary Deferral Feature

  •
  Prior to December 31, 2004, contributions could be deferred from executive officers' monthly salary and the half-month bonus.

  •
  Prior to December 31, 2004, non-employee directors could defer retainer and meeting fees quarterly. Assets from the discontinued UPS Retirement Plan for Outside Directors were transferred to the 2004 and Before Salary Deferral Feature in 2003.

  •
  No contributions were permitted after December 31, 2004.

2005 and Beyond Salary Deferral Feature

  •
  Executive officers may defer 1 to 35% of their monthly salary and 1 to 100% of the cash portion of the MIP award. They may also defer excess pre-tax contributions if the UPS 401(k) Savings Plan fails the annual average deferral percentage (ADP) test.

  •
  Non-employee directors may defer retainer fees quarterly.

  •
  Elections are made annually for the following calendar year.

Stock Option Deferral Feature

  •
  Assets are invested solely in shares of UPS stock.

  •
  Non-qualified or Incentive Stock Options which vested prior to December 31, 2004 were deferrable during the annual enrollment period for the following calendar year. Participants deferred receipt of UPS

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  stock that would otherwise be taxable upon the exercise of the stock option.

  •
  The shares received upon exercise of these options are deferred into a rabbi trust. The shares held in this trust are classified as treasury stock, and the liability to participating employees is classified as "deferred compensation obligations" in the shareowners' equity section of the balance sheet.

  •
  No deferrals of stock options were permitted after December 31, 2004.

  •
  As a result of the requirements applicable to non-qualified deferred compensation arrangements under Section 409A of the Internal Revenue Code and related guidance, deferral of stock options is no longer offered under the UPS Deferred Compensation Plan for options that vested after December 31, 2004.

Withdrawals and Distributions under the UPS Deferred Compensation Plan

  •
  For the 2004 and Before Salary Deferral Feature, participants may elect to receive the funds in a lump sum or up to a 10 year installment (of 120 monthly payments), subject to restrictions if the balance is less than $20,000. For the Stock Option Deferral Feature, participants may elect to receive shares in a lump sum or up to 10 annual installments, subject to restrictions if the balance is less than $20,000.

  •
  For the 2005 and Beyond Salary Deferral Feature, participants may elect to receive funds in a lump sum or up to a 10 year installment (120 monthly payments), subject to restrictions if the balance, plus the total balance in any other account which must be aggregated with the 2005 and Beyond Salary Deferral Account under Section 409A of the Internal Revenue Code, is less than the Internal Revenue Code Section 402(g) annual limit in effect for qualified 401(k) plans on the date of the participant becomes eligible for a distribution.

  •
  The distribution election under the 2005 and Beyond Salary Deferral Feature may be changed one time only, but may be changed more frequently under the 2004 and Before Salary Deferral Feature and the Stock Option Deferral Feature.

  •
  Hardship distributions are permitted under all three features of the UPS Deferred Compensation Plan.

  •
  Withdrawals are not permitted under the 2005 and Beyond Salary Deferral Feature, but withdrawals are permitted for 100% of the account under the 2004 and Before Salary Deferral Feature and Stock Option Deferral Feature. However, withdrawals will result in a forfeiture of 10% of the participant's total account balances.

        We do not make any company contributions to any of the three features of the UPS Deferred Compensation Plan. The aggregate balances shown in the table above represent amounts that the Named Executive Officers have earned but elected to defer, plus earnings (or less losses). There are no above-market or preferential earnings in the UPS Deferred Compensation Plan. The investment options mirror those in the UPS 401(k) Savings Plan. Dividends earned on shares of our stock in the UPS Deferred Compensation Plan are earned at the same rate as all other class A and class B shares of common stock. Dividends are added to the participant's deferred compensation balance. Deferral elections made under the UPS Deferred Compensation Plan are irrevocable.

Potential Payments on Termination or Change in Control

        We have not entered into any employment agreements with our Named Executive Officers that provide for severance or change in control benefits, nor do we have separate severance or change in control agreements or arrangements with our Named Executive Officers. As described

UPS   |   Notice of Annual Meeting of Shareowners  and 2013 Proxy Statement   |   57

•

•

COMPENSATION MATTERS — EXECUTIVE COMPENSATION (CONTINUED)

•

•

earlier, our Compensation Committee believes that the UPS promotion from within policy has created a culture where long tenure for executives is the norm. As a result, the Named Executive Officers serve without employment contracts, as do most of our other U.S.-based non-union employees.

        The equity awards granted between May 7, 2009 and May 2, 2012 were made pursuant to the 2009 Plan, and equity awards granted on or after May 3, 2012 were made pursuant to the 2012 Plan. The plans and the related award certificates contain provisions that affect outstanding awards to all plan participants, including the Named Executive Officers, in the event of a change in control (as defined below) of the Company and a participant's retirement, death or disability. Upon a participant's retirement, death or disability:

  •
  Options will become immediately exercisable;

  •
  Restrictions imposed on shares of restricted stock, RSUs or RPUs that are not performance-based lapse; and

  •
  Target payout opportunities attainable under all outstanding awards of performance-based restricted stock, RSUs and RPUs are deemed to have been fully earned for the applicable performance periods, and payment of an award (in cash or stock, as applicable) is made to the participant based upon an assumed achievement of all relevant targeted performance goals and the length of time within the applicable performance period which has elapsed.

        In the event of a change in control, if the successor company continues, assumes or substitutes other grants for outstanding awards and within two years following the change in control, the participant is terminated by the successor without cause or resigns for good reason, then:

  •
  Options will become immediately exercisable as of the termination or resignation;

  •
  Restrictions imposed on restricted stock or RSUs that are not performance-based will lapse; and

  •
  Performance-based awards will vest with respect to each performance measurement tranche completed during the performance period prior to the termination or resignation (or, if the performance period is not divided into separate performance measurement tranches, proportionately based on the portion of the performance period completed prior to such resignation or termination).

        In the event of a change in control, if the successor company does not continue, assume or substitute other grants for outstanding awards, or in the case of a dissolution or liquidation of UPS, then options will be fully vested and exercisable and the Compensation Committee will either give a participant a reasonable opportunity to exercise the option before the transaction resulting in the change in control or pay the participant the difference between the exercise price for the option and the consideration provided to other similarly situated shareowners. Other outstanding awards will vest and be paid generally as described in the bullet points above (except, where applicable, timing of payment generally will be tied to such change in control, rather than termination or resignation).

        In addition, a previous equity plan, the 1999 Plan, provides for tax gross-up payments to plan participants upon a change in control if the plan participants would be subject to certain excise taxes imposed as a result of the amounts paid to the participant pursuant to the treatment of the awards as a result of the event. The tax gross-ups are payable as an additional lump sum cash payment. The 2012 Plan and 2009 Plan do not provide for the payment of tax gross-ups.

58   |   UPS   |   Notice of Annual Meeting of Shareowners  and 2013 Proxy Statement

•

•

COMPENSATION MATTERS — EXECUTIVE COMPENSATION (CONTINUED)

•

•

        The following table shows the potential payments to the Named Executive Officers upon a termination of employment under various circumstances. In preparing the table, we assumed the termination occurred on December 31, 2012. The closing price per share of our common stock on December 31, 2012 was $73.73. With respect to the tax gross-ups, we assumed an excise tax rate under 280G of the Internal Revenue Code of 20%, a 35% federal income tax rate, a 1.45% Medicare tax rate and a 6% state income tax rate. In addition, as of December 31, 2012, Scott Davis, David Abney, Kurt Kuehn and Dave Barnes were eligible for early retirement.

Name	Severance Amount	Accelerated Vesting of Equity Awards ($)(1)	Benefits ($)(2)	Estimated Tax Gross-Up ($)(3)	Total ($)
D. Scott Davis
Termination (Voluntary or Involuntary)	0	0	0	0	0
Change in Control (with termination)	0	12,710,778	0		12,710,778
Early Retirement	0	12,710,778	0	0	12,710,778
Normal Retirement	0	12,710,778	0	0	12,710,778
Death	0	12,710,778	0	0	12,710,778
Disability	0	12,710,778	0	0	12,710,778
David P. Abney
Termination (Voluntary or Involuntary)	0	0	0	0	0
Change in Control (with termination)	0	4,776,667	0		4,776,667
Early Retirement	0	4,776,667	302,393	0	5,097,060
Normal Retirement	0	4,776,667	0	0	4,776,667
Death	0	4,776,667	0	0	4,776,667
Disability	0	4,776,667	0	0	4,776,667
Kurt P. Kuehn
Termination (Voluntary or Involuntary)	0	0	0	0	0
Change in Control (with termination)	0	2,910,232	0		2,910,232
Early Retirement	0	2,910,232	157,790	0	3,068,022
Normal Retirement	0	2,910,232	0	0	2,910,232
Death	0	2,910,232	0	0	2,910,232
Disability	0	2,910,232	0	0	2,910,232
David A. Barnes
Termination (Voluntary or Involuntary)	0	0	0	0	0
Change in Control (with termination)	0	2,535,498	0		2,535,498
Early Retirement	0	2,535,498	212,466	0	2,747,964
Normal Retirement	0	2,535,498	0	0	2,535,498
Death	0	2,535,498	0	0	2,535,498
Disability	0	2,535,498	0	0	2,535,498
John J. McDevitt
Termination (Voluntary or Involuntary)	0	0	0	0	0
Change in Control (with termination)	0	2,641,662	2,586,163	30,051	5,257,876
Early Retirement	0	0	0	0	0
Normal Retirement	0	0	0	0	0
Death	0	2,641,662	1,319,362	0	3,961,024
Disability	0	2,641,662	2,586,163	0	5,227,825

UPS   |   Notice of Annual Meeting of Shareowners  and 2013 Proxy Statement   |   59

•

•

COMPENSATION MATTERS — EXECUTIVE COMPENSATION (CONTINUED)

•

•

(1)
Represents the value of accelerated vesting of stock options, RSUs and RPUs in accordance with the terms of the 1999 Plan, the 2009 Plan, the 2012 Plan and the applicable award certificates.
(2)
Represents the actuarial present value of the incremental non-qualified amounts payable upon change in control, early retirement, death and disability from the UPS Excess Coordinating Benefit Plan. For information about the UPS Excess Coordinating Benefit Plan, see the 2012 Pension Benefits table and related narrative. The same assumptions were used to calculate the present value of the amounts in this table that were used for the 2012 Pension Benefits table except that benefits are assumed to be payable immediately as of December 31, 2012 (or age 55 if later) instead of as of age 60. Only individuals eligible for early retirement (55 with 10 years of service) who are not yet age 60 will have an early retirement value in the table. Only individuals not yet eligible for early retirement (55 with 10 years of service) will have a change in control, death or disability value in the table.
(3)
In accordance with the terms of the 1999 Plan, we are required to provide tax gross-ups in connection with the accelerated vesting of the equity awards granted under the plan in the event of a change in control. Tax gross-ups are not provided for awards made under the 2012 Plan or 2009 Plan.

Other Amounts

        The tables above do not include payments and benefits to the extent they are generally provided on a non-discriminatory basis to salaried employees not subject to a collective bargaining agreement upon termination of employment. These include:

  •
  Life insurance upon death in the amount of 12 times the employee's monthly base salary, with a December 31, 2012 maximum benefit payable of $1 million;

  •
  A death benefit in the amount of three times the employee's monthly salary;

  •
  Disability benefits; and

  •
  Accrued vacation amounts.

        The tables above also do not include amounts to which the executives would be entitled to receive that are already described in the compensation tables that appear earlier in this proxy statement, including:

  •
  The value of equity awards that are already vested;

  •
  Amounts payable under defined benefit pension plans; and

  •
  Amounts previously deferred into the deferred compensation plan.

Definition of a Change in Control

        A change in control is deemed to have occurred as a result of any one of the following events:

  •
  The consummation of a reorganization, merger, share exchange or consolidation, in each case, where persons who were the shareowners immediately prior to such event do not, immediately thereafter, own more than 50% of the combined voting power of the reorganized, merged, surviving or consolidated company's then outstanding securities entitled to vote generally in the election of directors; or

  •
  The board members as of May 7, 2009 or board members whose elections or nominations are approved by a majority of such board members cease for any reason to constitute at least an 80% majority of the board of directors.

60   |   UPS   |   Notice of Annual Meeting of Shareowners  and 2013 Proxy Statement

•

•

AUDIT MATTERS

•

•

Report of the Audit Committee

        The Audit Committee of our board of directors is responsible for, among other things, reviewing with Deloitte & Touche LLP, our independent registered public accounting firm, the scope and results of their audit engagement. In connection with the 2012 audit, the Audit Committee has:

  •
  Reviewed and discussed with management UPS's audited financial statements and management's report on internal controls over financial reporting;

  •
  Discussed with Deloitte & Touche the matters that are required to be discussed by the Public Company Accounting Oversight Board; and

  •
  Received from and discussed with Deloitte & Touche the communications from Deloitte & Touche required by the Public Company Accounting Oversight Board regarding their independence.

        Based on the review and the discussions described in the preceding bullet points, the Audit Committee recommended to the board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2012 for filing with the Securities and Exchange Commission.

        The Audit Committee has adopted a charter and a process for pre-approving services to be provided by Deloitte & Touche.

        The members of the Audit Committee have been determined to be independent in accordance with the requirements of Section 303.01(B)(2)(a) and (3) of the New York Stock Exchange listing standards and the requirements of Section 10A(m)(3) of the Securities Exchange Act of 1934.

                        The Audit Committee

                          Carol B. Tomé, Chair
                          Michael J. Burns
                          Candace Kendle
                          Rudy H.P. Markham
                          Kevin M. Warsh

UPS   |   Notice of Annual Meeting of Shareowners  and 2013 Proxy Statement   |   61

•

•

AUDIT MATTERS (CONTINUED)

•

•

 Principal Accounting Firm Fees

        Aggregate fees billed to us for the fiscal years ended December 31, 2012 and 2011 by our independent registered public accountants, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates were:

	2012	2011
Audit Fees(1)	$12,426,000	$11,926,000
Audit-Related Fees(2)	970,000	871,000
Total Audit and Audit-Related Fees	13,396,000	12,797,000
Tax Fees(3)	1,017,000	1,406,000
All Other Fees	0	0
Total Fees	$14,413,000	$14,203,000
(1)
Includes fees for the audit of our annual financial statements, Sarbanes-Oxley Section 404 attestation procedures, statutory audits of foreign subsidiary financial statements and services associated with securities filings.
(2)
Includes fees for employee benefit plan audits, SSAE No. 16 independent service auditors' reports and accounting consultations.
(3)
Includes fees for tax compliance work and tax planning and advice services.

        The Audit Committee has considered whether the provision of audit-related and other non-audit services by Deloitte & Touche is compatible with maintaining Deloitte & Touche's independence.

        Our Audit Committee has established a policy requiring the pre-approval of all audit and non-audit services provided to us by Deloitte & Touche. The policy provides for pre-approval of audit, audit-related and tax services specifically described by the Audit Committee. The Audit Committee has delegated to its chair authority to pre-approve permitted services between the Audit Committee's regularly scheduled meetings, and the chair must report any pre-approval decisions to the Audit Committee at its next scheduled meeting for review by the Audit Committee. The policy prohibits the Audit Committee from delegating to management the Audit Committee's responsibility to pre-approve permitted services of our independent registered public accounting firm.

62   |   UPS   |   Notice of Annual Meeting of Shareowners  and 2013 Proxy Statement

•

•

EQUITY COMPENSATION PLANS

•

•

Equity Compensation Plans

        The following table sets forth information as of December 31, 2012 concerning shares of our common stock authorized for issuance under all of our equity compensation plans.

Plan category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders(1)	26,711,944	$28.03	46,368,464
Equity compensation plans not approved by security holders	0	N/A	0
Total	26,711,944	$28.03	46,368,464
(1)
Includes the 1999 Plan, the 2009 Plan, the 2012 Plan and the Discounted Employee Stock Purchase Plan, each of which has been approved by our shareowners. Effective with the authorization of the 2012 Plan that was approved by our shareowners in May 2012, no additional securities may be issued under the 1999 Plan or the 2009 Plan. Awards that do not entitle the holder to receive or purchase shares and awards that are settled in cash are not counted against the aggregate number of shares available for awards under the 2012 Plan.
(2)
In addition to grants of options, warrants or rights, includes up to 26,977,367 shares of common stock or other stock-based awards that may be issued under the 2012 Plan, and up to 19,391,097 shares of common stock that may be issued under the Discounted Employee Stock Purchase Plan. Does not include shares under either of the 1999 Plan or the 2009 Plan because no new awards may be made under those plans.

UPS   |   Notice of Annual Meeting of Shareowners  and 2013 Proxy Statement   |   63

•

•

PROPOSAL 1 — ELECTION OF DIRECTORS

•

•

        The board has nominated the 12 persons named below for election as directors at the annual meeting to serve until the next annual meeting and until their respective successors are elected and qualified. Each of the nominees for director is currently serving on the board. If any nominee is unable to serve as a director, which we do not anticipate, the board by resolution may reduce the number of directors or choose a substitute nominee.

Nominees for Director

  •
  F. Duane Ackerman

  •
  Michael J. Burns

  •
  D. Scott Davis

  •
  Stuart E. Eizenstat

  •
  Michael L. Eskew

  •
  William R. Johnson

  •
  Candace Kendle

  •
  Ann M. Livermore

  •
  Rudy H.P. Markham

  •
  Clark T. Randt, Jr.

  •
  Carol B. Tomé

  •
  Kevin M. Warsh

        For biographical information about the nominees for director, including information about their qualifications to serve as a director, see "Our Board of Directors" beginning on page 10.

The board of directors recommends a
vote FOR the election to the board
of each of the 12 nominees for director.

64   |   UPS   |   Notice of Annual Meeting of Shareowners  and 2013 Proxy Statement

•

•

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

•

•

        Deloitte & Touche LLP audited our consolidated financial statements for the year ended December 31, 2012. Our Audit Committee has appointed Deloitte & Touche LLP, independent registered public accounting firm, to audit our consolidated financial statements for the year ending December 31, 2013 and to prepare a report on this audit, subject to ratification by our shareowners.

        This proposal asks you to ratify the selection of Deloitte & Touche, LLP as your independent registered public accounting firm. Although we are not required to obtain such ratification from our shareowners, the board of directors believes it is good practice to do so. If the appointment of Deloitte & Touche is not ratified, the Audit Committee may reconsider the appointment.

        A representative of Deloitte & Touche is expected to be present at the annual meeting of shareowners, will have the opportunity to make a statement and is expected to be available to respond to appropriate questions by shareowners.

The board of directors recommends
that shareowners vote FOR the
ratification of the appointment of
Deloitte & Touche LLP as our
independent registered public
accounting firm.

UPS   |   Notice of Annual Meeting of Shareowners  and 2013 Proxy Statement   |   65

•

•

PROPOSAL 3 — SHAREOWNER PROPOSAL ON LOBBYING DISCLOSURE

•

•

        Walden Asset Management, One Beacon Street, Boston, MA 02108 has advised us that it is the holder of 200,184 shares and that it, along with co-proponents whose names, addresses and share ownership will be promptly provided upon oral or written request to the UPS Corporate Secretary at the UPS executive offices, intends to submit the proposal set forth below for consideration at the annual meeting:

Shareowner Proposal

        Whereas, businesses, like individuals, have a recognized legal right to express opinions to legislators and regulators on public policy matters.

        We rely on the information provided by our company to evaluate goals and objectives, and, therefore, have a strong interest in full disclosure of our company's lobbying activities and expenditures to assess whether our company's lobbying is consistent with its expressed goals and in the best interests of shareholders and long-term value.

        Resolved, the shareholders of United Parcel Service ("UPS") request the Board authorize the preparation of a report, updated annually, disclosing:

  1.
  Company policy and procedures governing lobbying, both direct and indirect, and grassroots lobbying communications.

  2.
  Payments by UPS used for (a) direct or indirect lobbying or (b) grassroots lobbying communications, in each case including the amount of the payment and the recipient.

  3.
  UPS's membership in and payments to any tax-exempt organization that writes and endorses model legislation.

  4.
  Description of the decision making process and oversight by management and the Board for making payments described in section 2 above.

        For purposes of this proposal, a "grassroots lobbying communication" is a communication directed to the general public that (a) refers to specific legislation or regulation, (b) reflects a view on the legislation or regulation and (c) encourages the recipient of the communication to take action with respect to the legislation or regulation. "Indirect lobbying" is lobbying engaged in by a trade association or other organization of which UPS is a member.

        Both "direct and indirect lobbying" and "grassroots lobbying communications" include efforts at the local, state and federal levels.

        The report shall be presented to the Audit Committee or other relevant oversight committees of the Board and posted on the company's website.

Supporting Statement

        As shareholders, we encourage transparency and accountability in the use of staff time and corporate funds to influence legislation and regulation both directly and indirectly. We believe such disclosure is in shareholders' best interests. Absent a system of accountability, company assets could be used for objectives contrary to UPS's long-term interests.

        UPS spent approximately $10.2 million in 2010 and 2011 on direct federal lobbying activities, according to disclosure reports (Senate Reports). These figures may not include grassroots lobbying to directly influence legislation by mobilizing public support or opposition and do not include lobbying expenditures to influence legislation or regulation in states that do not require disclosure.

        For example, UPS does not disclose or explain to investors its contributions to the highly controversial American Exchange Legislative Council (ALEC). UPS sits on ALEC's Private Enterprise Board and made a $25,000 contribution in 2011.

        Over 40 companies left ALEC in light of controversy regarding its positions. Its tax-exempt status has been challenged at the IRS.

        Finally, UPS sits on the Board of the Chamber of Commerce, the largest lobbyist spender, which spent over $198 million lobbying in 2010 and 2011. Yet UPS does not disclose portions of its trade association payments used for lobbying.

66   |   UPS   |   Notice of Annual Meeting of Shareowners  and 2013 Proxy Statement

•

•

PROPOSAL 3 — SHAREOWNER PROPOSAL ON LOBBYING DISCLOSURE (CONTINUED)

•

•

Response of UPS's Board

        The board recommends that shareowners vote AGAINST this proposal because it is not necessary given UPS's existing policies, the oversight role played by UPS's board and UPS's extensive disclosures.

        UPS engages with public policymakers at the federal, state and local levels when we believe it will serve the best interests of UPS and our shareowners. As part of this process, UPS has developed effective policies for the appropriate disclosure and oversight of UPS's lobbying and political activities and has been repeatedly recognized as a leader in political transparency and accountability. These policies have been carefully designed to enable UPS to take actions that both enhance shareowner value and are consistent with UPS's core values and all applicable laws. For example:

  •
  UPS Recently Updated and Enhanced Its Political Contribution and Lobbying Policy:  As part of an ongoing commitment to good corporate governance, the board of directors approved enhancements to UPS's Political Contribution and Lobbying Policy in November 2012. These enhancements strengthened oversight by the Company's board of directors and reiterated the Company's longstanding prohibition on corporate political contributions. The updated policy was developed after a careful review of best practices and in consultation with a variety of leading authorities in the field of political accountability and disclosure. The policy is publicly available at http://www.investors.ups.com/ under the Governance tab.

  •
  UPS Already Has Independent Board Oversight and Discloses Its Decision-Making Process for Lobbying Activities: As disclosed in the Political Contribution and Lobbying Policy, the President of UPS's Public Affairs Group regularly reports to the board of directors concerning UPS's lobbying and political activities. Moreover, all lobbying activities are conducted, and all payments to trade associations or other tax-exempt organizations that engage in lobbying activities are made, only with the prior approval of UPS's Public Affairs department, which works with senior management to focus our involvement at all levels of government on furthering UPS's business objectives and our goal of protecting and enhancing shareowner value.

  •
  UPS Does Not Make Political Contributions or Expenditures:  UPS's policy prohibits using corporate funds for political contributions or expenditures. Only the Nominating and Corporate Governance Committee can approve deviations from this policy, and will do so only if the contribution or expenditure is designed to promote the interests of UPS and its shareowners, without regard for the private political preferences of UPS's officers.

  •
  UPS Has Not Engaged in "Grassroots" Lobbying:  In recent years, UPS has not engaged in any communications directed to the general public that (a) refer to specific legislation or regulation, (b) reflect a view on the legislation or regulation and (c) encourage the recipient of the communication to take action with respect to the legislation or regulation (defined by the proponent as a "grassroots lobbying communication").

  •
  UPS Is a Leader in Political Accountability and Disclosure:  UPS was named in both 2011 and 2012 as one of the top companies for political transparency and accountability by the Center for Political Accountability-Zicklin Index of Corporate Political Accountability and Disclosure.

  •
  UPS Already Provides Significant Disclosures About Political Spending:  UPS publishes on its website (www.investors.ups.com) a semi-annual report disclosing the amounts and recipients of any federal and state political

UPS   |   Notice of Annual Meeting of Shareowners  and 2013 Proxy Statement   |   67

•

•

PROPOSAL 3 — SHAREOWNER PROPOSAL ON LOBBYING DISCLOSURE (CONTINUED)

•

•

  contributions and expenditures made by the Company in the United States and all trade associations that have received $50,000 or more from UPS and that have used a portion of UPS's dues or payments for political expenditures. In addition, UPS complies with all federal, state and local reporting requirements governing UPS's political contributions and lobbying activities. UPS files a publicly available federal Lobbying Disclosure Act Report each quarter as required by law. This report provides information on activities associated with influencing legislation through communications with any member or employee of a legislative body or with any covered executive branch official. It also provides disclosure of expenditures for the quarter, describes the specific pieces of legislation that were the topic of communications and identifies the individuals who lobbied on behalf of the Company. These reports are available at http://lobbyingdisclosure.house.gov/and http://www.senate.gov/legislative/Public_Disclosure/LDA_reports.htm . UPS files similar periodic reports with state agencies reflecting state lobbying activities which are also publicly available.

        UPS's policies are designed to enhance value for all shareowners, while appropriately balancing our desire for transparency with the risk that excessive disclosure might alert competitors in our highly competitive industry to our top priorities. By contrast, this proposal only reflects the limited interests of a single shareowner with a narrow agenda.

        For these reasons, the board recommends that shareowners vote AGAINST this proposal.

The board of directors recommends that shareowners vote AGAINST this shareowner proposal.

68   |   UPS   |   Notice of Annual Meeting of Shareowners  and 2013 Proxy Statement

•

•

PROPOSAL 4 — SHAREOWNER PROPOSAL TO REDUCE THE VOTING POWER OF CLASS A STOCK FROM 10 VOTES PER SHARE TO ONE VOTE PER SHARE

•

•

        John Chevedden, 2215 Nelson Ave., No. 205, Redondo Beach, CA 90278, has advised us that he is the holder of no less than 60 shares and that he intends to submit the proposal set forth below for consideration at the annual meeting:

Shareowner Proposal

Proposal 4—Equal Shareholder Voting

        RESOLVED: Shareholders request that our Board take steps to ensure that all of our company's outstanding stock has one-vote per share in each voting situation. This would encompass all practicable steps including encouragement and negotiation with shareholders, who have more than one per share, to request that they relinquish, for the common good of all shareholders, any preexisting rights, if necessary.

        This proposal is not intended to unnecessarily limit our Board's judgment in crafting the requested change in accordance with applicable laws and existing contracts. This proposal is important because certain shares have super-sized voting power with 10-votes per share compared to one-vote per share for other shareholders. Plus there are further voting limitations on the shares with one-vote per share.

        With stock having 10-times more voting power our company takes our shareholder money but does not let us have an equal voice in our company's management. Without a voice, shareholders cannot hold management accountable.

        Plus we had no right to call a special meeting or act by written consent. And we had provisions mandating an 80% vote in order to make a certain improvements to our corporate governance.

        This proposal should also be evaluated in the context of our Company's overall corporate governance as reported in 2012:

        The GMI/Corporate Library, an independent investment research firm rated our company "D" with "High Governance Risk," "High Concern" in takeover defenses and "High Concern" in executive pay—$13 million for Scott Davis.

        Bonuses for our highest paid executives were determined subjectively. Plus restricted performance units, which make up 75% of long-term executive incentive pay, were based on annual measurements. This indicated a lack of incentive pay tied directly to our company's long-term success.

        Directors Ann Livermore, John Thompson and Michael Eskew each had 12 to 15 years long-tenure which erodes their independence. With the "High Concern" for our executive pay it was not surprising that Ann Livermore and Michael Eskew made up half of our executive pay committee. And the third member of our executive pay committee, Stuart Eizenstat, was negatively flagged by GMI because he was involved with the bankruptcy of Mirant Corporation. Ironically Mr. Eizenstat was given further responsibility with a seat on our nomination committee.

        Please encourage our board to respond positively to this proposal for:

Equal Shareholder Voting—Proposal 4.

UPS   |   Notice of Annual Meeting of Shareowners  and 2013 Proxy Statement   |   69

•

•

PROPOSAL 4 — SHAREOWNER PROPOSAL TO REDUCE THE VOTING POWER OF CLASS A STOCK FROM 10 VOTES PER SHARE TO ONE VOTE PER SHARE (CONTINUED)

•

•

Response of UPS's Board

        The board recommends that shareowners vote AGAINST this proposal for the following reasons:

        UPS is an employee owned and managed company. Current and former employees and their families have been the primary shareowners of the Company since its founding in 1907. The Company's current ownership structure, which has been in place since UPS became a public company in 1999, includes class A and class B common stock. The class A shares are held by current and former UPS employees—from hourly employees to officers—and their families, many of whom owned UPS shares before the Company's initial public offering. The class B shares that began publicly trading on the NYSE in 1999 are held by current and former employees as well as individual and institutional shareowners. Class A shareowners are entitled to ten votes per share; class B shareowners are entitled to one vote per share. As of February 13, 2013, approximately 75.3% of the total voting power with respect to UPS shares was held by the current and former employees who own class A shares.

        We strongly disagree with the shareowner proposal's characterization of UPS's ownership structure. Some companies maintain multiple classes of stock in order to concentrate voting power with a limited number of people (such as company founders) who have unique interests that may not necessarily align with those of other shareowners. In contrast, UPS's class A shares are widely held by current and former employees. In fact, there were 156,222 holders of class A shares as of February 13, 2013. Moreover, our employee stock ownership tradition dates back to our founders, who believed that employee stock ownership was a vital foundation for successful business. As a result, since our founding in 1907, UPS has been primarily owned by its employees and managed by its owners. Over that period of time, UPS has become the world's largest package delivery company, a leader in the U.S. less-than-truckload industry and the premier provider of global supply chain management solutions. Thus, we owe our success, to a significant degree, to the commitment our ownership structure inspires in our current and former employee owners.

        We also believe that our ownership structure aligns the interests of UPS employees and class B shareowners in building long-term shareowner value. In this regard, we believe that the benefits of our ownership structure are reflected in various financial metrics used to measure UPS, especially when compared with our competitors.

        In addition, UPS is committed to strong corporate governance practices. All but two UPS directors are independent, all UPS directors are elected annually by a majority of votes cast in uncontested director elections and only independent directors serve on the board's Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. Moreover, UPS was cited in 2012 by an influential proxy advisory firm as a member of its S&P 500 "Underpaid 25," which identifies companies that are leaders in aligning executive compensation with performance. Finally, contrary to the shareowner proposal's claim, Michael Eskew does not serve on the Compensation Committee and qualifies as an independent director under the NYSE listing standards, although the board has determined that he is not independent for UPS's purposes.

        The board also has evaluated our ownership structure on numerous occasions and, for the reasons discussed above, believes that it continues to be in the best interests of UPS and its shareowners.

        For these reasons, the board recommends that shareowners vote AGAINST this proposal.

The board of directors recommends that shareowners vote AGAINST this shareowner proposal.

70   |   UPS   |   Notice of Annual Meeting of Shareowners  and 2013 Proxy Statement

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OTHER INFORMATION FOR SHAREOWNERS

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Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and persons who own beneficially more than 10% of either our class A or class B common stock to file reports of ownership and changes in ownership of such stock with the Securities and Exchange Commission. These persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file with the SEC. To our knowledge, each of our directors and executive officers complied during 2012 with all applicable Section 16(a) filing requirements.

Solicitation of Proxies

        We will pay our costs of soliciting proxies. Directors, officers and other employees, acting without special compensation, may solicit proxies by mail, email, in person or by telephone. We will reimburse brokers, fiduciaries, custodians and other nominees for out-of-pocket expenses incurred in sending our proxy materials and Notice to, and obtaining instructions relating to the proxy materials and Notice from, beneficial owners. In addition, we have retained Georgeson to assist in the solicitation of proxies for the 2013 annual meeting at a fee of approximately $10,000, plus associated costs and expenses.

Householding

        We have adopted a procedure approved by the SEC called "householding" under which multiple shareowners who share the same last name and address and do not participate in electronic delivery will receive only one copy of the annual proxy materials or Notice unless we receive contrary instructions from one or more of the shareowners. If you wish to opt out of householding and continue to receive multiple copies of the proxy materials or Notice at the same address, or if you have previously opted out and wish to participate in householding, you may do so by notifying us in writing or by telephone at: UPS Investor Relations, 55 Glenlake Parkway, N.E., Atlanta, Georgia 30328, (404) 828-6059, and we will promptly deliver the requested materials. You also may request additional copies of the proxy materials or Notice by notifying us in writing or by telephone at the same address or telephone number.

Shareowner Proposals or Shareowner Nominations for Director at 2014 Annual Meeting

        Shareowners who, in accordance with Rule 14a-8 of the Exchange Act, wish to present proposals for inclusion in the proxy materials to be distributed in connection with the 2014 annual meeting of shareowners must submit their proposals so that they are received by our Corporate Secretary at 55 Glenlake Parkway, N.E., Atlanta, Georgia 30328 no later than the close of business on November 18, 2013. Any proposal will need to comply with SEC regulations regarding the inclusion of shareowner proposals in company-sponsored material.

        Shareowners who wish to propose business or nominate persons for election to the board of directors at the 2014 annual meeting of shareowners must provide a notice of shareowner business or nomination in accordance with Section 10.1 of our Bylaws. In order to be properly brought before the 2014 annual meeting of shareowners, Section 10.1 of our Bylaws requires that a notice of a matter the shareowner wishes to present (other than a matter brought pursuant to Rule 14a-8), or the person or persons the shareowner wishes to nominate as a director, must be received by our Corporate Secretary not less than 120 days prior to the first anniversary of the date on which we first mailed the proxy statement for the preceding year's annual shareowner meeting. Therefore, any notice intended to be given by a shareowner with respect to the 2014 annual meeting of shareowners pursuant to our Bylaws must be received our Corporate Secretary at 55 Glenlake Parkway, N.E., Atlanta, Georgia 30328 no later than November 18, 2013. However, if the date of our 2014 annual meeting occurs more than 30 days

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OTHER INFORMATION FOR SHAREOWNERS (CONTINUED)

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before or 30 days after May 2, 2014, the anniversary of the 2013 annual meeting, a shareowner notice will be timely if it is received by our Corporate Secretary by the later of (a) the close of business on the 120th day prior to the date of the 2014 annual meeting and (b) the close of business on the 10th day following the day on which we first make a public announcement of the date of the 2014 annual meeting. To be in proper form, a shareowner's notice must include the specified information concerning the proposal or nominee as described in Section 10.1 of our Bylaws. Our Bylaws are available on the governance page of our investor relations website at www.investors.ups.com

 2012 Annual Report on Form 10-K

        A copy of our 2012 annual report on Form 10-K, including financial statements, as filed with the SEC, may be obtained without charge upon written request to: Corporate Secretary, 55 Glenlake Parkway, N.E., Atlanta, Georgia 30328. It is also available on our investor relations website at www.investors.ups.com.

 Other Business

        Our board of directors is not aware of any business to be conducted at the annual meeting of shareowners other than the proposals described in this proxy statement. Should any other matter requiring a vote of the shareowners arise, the persons named in the accompanying proxy card will vote in accordance with their best judgment.

72   |   UPS   |   Notice of Annual Meeting of Shareowners  and 2013 Proxy Statement

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date SCAN TO VIEW MATERIALS & VOTE UNITED PARCEL SERVICE, INC. INVESTOR RELATIONS B1F7 55 GLENLAKE PARKWAY, N.E. ATLANTA, GA 30328 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 1, 2013. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 1, 2013. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to United Parcel Service, Inc. c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ELECTRONIC DELIVERY OF FUTURE SHAREOWNER COMMUNICATIONS If you would like to reduce the costs incurred by United Parcel Service, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years. If you vote by Internet or phone, you do not need to return this card. M53136-P33130 UNITED PARCEL SERVICE, INC. The board of directors recommends you vote FOR all 12 director nominees and FOR proposal 2. 1. To elect 12 directors nominated by the board of directors to serve until the 2014 annual meeting of shareowners. Abstain Against For Nominees: 1a) F. Duane Ackerman For Abstain Against The board of directors recommends you vote AGAINST the shareowner proposal. 1b) Michael J. Burns 3. Shareowner proposal on lobbying disclosure. 1c) D. Scott Davis 1d) Stuart E. Eizenstat The board of directors recommends you vote AGAINST the shareowner proposal. 4. Shareowner proposal to reduce the voting power of class A stock from 10 votes per share to one vote per share. 1e) Michael L. Eskew 1f) William R. Johnson In their discretion upon such other matters as may properly come before the meeting or any adjournments or postponements thereof. 1g) Candace Kendle 1h) Ann M. Livermore 1i) Rudy H.P. Markham 1j) Clark T. Randt, Jr. 1k) Carol B. Tomé 1l) Kevin M. Warsh 2. To ratify the appointment of Deloitte & Touche LLP as UPS's independent registered public accountants for the year ending December 31, 2013. Please indicate if you plan to attend this meeting. Yes No Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Annual Meeting of Shareowners Thursday, May 2, 2013, 8:00 a.m. (Eastern Time) Hotel du Pont 11th and Market Streets Wilmington, Delaware 19801 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. M53137-P33130 UNITED PARCEL SERVICE, INC. This proxy is solicited by the Board of Directors for the Annual Meeting of Shareowners to be held on May 2, 2013 I hereby appoint D. SCOTT DAVIS and TERI P. McCLURE, or either of them, with power of substitution, as attorneys and proxies to vote all of the shares of stock outstanding in my name as of March 15, 2013 at the annual meeting of shareowners of United Parcel Service, Inc. to be held at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware 19801, on May 2, 2013, and at any or all adjournments or postponements thereof, and I hereby instruct and authorize the attorneys to vote as stated on the reverse side. If you sign and return this proxy but no direction is made, this proxy will be voted FOR all nominees for director in Proposal 1, FOR Proposal 2, AGAINST Proposal 3 and AGAINST Proposal 4. If I participate in the UPS Stock Fund, I direct the Trustee to vote the stock in the manner stated on the reverse side. If you sign and return this proxy but no direction is made, the Trustee will vote the shares FOR all nominees for director in Proposal 1, FOR Proposal 2, AGAINST Proposal 3 and AGAINST Proposal 4. If this card is not returned several days prior to the meeting date or is returned unsigned, the Trustee will vote the shares in the same proportion as the shares for which voting instructions are received from other participants. The results of the voting will be held in strict confidence by the Trustee. (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)